EXHIBIT 99.2

SUBJECT TO REVISION

Computational Materials

$1,015,000,000

(Approximate)

Accredited Mortgage Loan Trust 2005-2

Asset-Backed Notes

Accredited Home Lenders, Inc.

(Sponsor and Servicer)

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

$1,015,000,000

(Approximate)(1)(4)

Accredited Mortgage Loan Trust 2005-2

Asset-Backed Notes

Overview of the Notes

Notes	Approximate Note Principal Balance(1) (4)	Primary Collateral Group	Credit Enhancement(5)	Interest Rate	Estimated WAL (yrs) (Call /Mat)(2)	Principal Payment Window (Call / Mat)(2) (3)	Expected S&P/Moody’s/DBRS Ratings
A-1	188,676,000	Group I	17.80%	LIBOR + [ ]%	2.39 / 2.54	1-81 /1-165	AAA/Aaa/AAA
A-2A	289,396,000	Group II	17.80%	LIBOR + [ ]%	1.00 / 1.00	1-21 / 1-21	AAA/Aaa/AAA
A-2B	296,703,000	Group II	17.80%	LIBOR + [ ]%	3.00 / 3.00	21-72 /21-72	AAA/Aaa/AAA
A-2C	71,735,000	Group II	17.80%	LIBOR + [ ]%	6.67 / 9.13	72-81 /72-200	AAA/Aaa/AAA
M-1	32,480,000	Group I & II	14.60%	LIBOR + [ ]%	4.75 / 5.33	41-81 /41-160	AA+/Aa1/AA (H)
M-2	28,927,500	Group I & II	11.75%	LIBOR + [ ]%	4.71 / 5.26	40-81 /40-152	AA/Aa2/AA
M-3	18,270,000	Group I & II	9.95%	LIBOR + [ ]%	4.68 / 5.21	39-81 /39-143	AA-/Aa3/AA (L)
M-4	16,747,500	Group I & II	8.30%	LIBOR + [ ]%	4.66 / 5.16	39-81 /39-136	A+/A1/A (H)
M-5	15,732,500	Group I & II	6.75%	LIBOR + [ ]%	4.65 / 5.11	38-81 /38-129	A/A2/A
M-6	12,687,500	Group I & II	5.50%	LIBOR + [ ]%	4.64 / 5.05	38-81 /38-121	A-/A3/A (L)
M-7	11,165,000	Group I & II	4.40%	LIBOR + [ ]%	4.64 / 4.98	38-81 /38-113	BBB+/Baa1/BBB (H)
M-8	8,120,000	Group I & II	3.60%	LIBOR + [ ]%	4.62 / 4.89	37-81 /37-104	BBB+/Baa2/BBB (H)
M-9	10,150,000	Group I & II	2.60%	LIBOR + [ ]%	4.62 / 4.77	37-81 / 37-97	BBB/Baa3/BBB
M-10	6,090,000	Group I & II	2.00%	LIBOR + [ ]%	4.58 / 4.60	37-81 / 37-84	BBB/NR/BBB
M-11	8,120,000	Group I & II	1.20%	LIBOR + [ ]%	4.30 / 4.30	37-75 / 37-75	BBB-/NR/BBB (L)

(1)	The principal balances of the notes are calculated using the scheduled principal balances of the mortgage loans as of the Cut-off Date.
(2)	Assuming payment based on the prepayment pricing speeds outlined in “Key Terms-Pricing Prepayment Assumption” and to Optional Clean-up Call.
(3)	The Last Scheduled Payment Date for the notes is the Payment Date in July 2035.
(4)	The initial principal balance of the notes will be subject to an upward or downward variance of no more than approximately 5%.
(5)	Includes the initial Target Overcollateralization Amount of 1.20%. There will be no overcollateralization on the Closing Date, but excess interest will be used to achieve or maintain the Target Overcollateralization Amount

Selected Mortgage Pool Data (6)

	Group I		Group II		Aggregate
	Adjustable	Fixed	Adjustable	Fixed
Scheduled Principal Balance ($):	173,687,265.01	43,405,957.14	533,591,722.85	223,317,696.19	974,002,641.19
Number of Mortgage Loans:	1,166	417	2,577	1,637	5,797
Average Scheduled Principal Balance ($):	148,959.92	104,091.02	207,059.26	136,418.87	168,018.40
Weighted Average Gross Coupon (%):	7.179	7.227	7.262	7.014	7.189
Weighted Average Net Coupon (%): (7)	6.677	6.725	6.760	6.512	6.687
Weighted Average FICO Score:	629	647	628	642	632
Weighted Average Original LTV Ratio (%): (8)	79.45	76.27	79.01	75.96	78.27
Weighted Average Stated Remaining Term (mos.):	359	323	359	338	353
Weighted Average Seasoning (mos.):	1	1	1	1	1
Weighted Average Months to Roll: (9)	23	—	24	—	24
Weighted Average Gross Margin (%): (9)	5.696	—	5.790	—	5.767
Weighted Average Initial Rate Cap (%): (9)	1.496	—	1.496	—	1.496
Weighted Average Periodic Rate Cap(%) : (9)	1.496	—	1.496	—	1.496
Weighted Average Gross Maximum Lifetime Rate (%): (9)	14.173	—	14.258	—	14.237

(6)	All percentages calculated herein are percentages of scheduled principal balance, as of the Cut-off Date, unless otherwise noted.
(7)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing fee and the trustee fee.
(8)	LTV refers to LTV for first lien loans and CLTV for second lien loans.
(9)	Calculated based on the aggregate scheduled principal balance of the adjustable rate mortgage loans, in the related mortgage pool, as of the Cut-off Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Time Table

Closing Date:	On or about May 26, 2005

Cut-off Date:	With respect to the mortgage loans originated on or before May 1, 2005, the close of business on May 1, 2005. With respect to the mortgage loans originated after May 1, 2005, the origination date of such mortgage loans.

Pricing Date:	Week of May 16, 2005

First Payment Date:	June 27, 2005

Key Terms

Offered Notes:	Class A Notes and Class M Notes

Class A Notes:	Class A-1 and A-2 Notes

Class A-2 Notes:	Class A-2A, A-2B, and A-2C Notes

Class M Notes:	Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, M-10, and M-11 Notes

Issuer:	Accredited Mortgage Loan Trust 2005-2. The Issuer will be expected to be a Delaware statutory trust and wholly owned by the Seller.

Servicer:	Accredited Home Lenders, Inc.

Seller:	Accredited Mortgage Loan REIT Trust, a Maryland real estate investment trust

Lead Managers:	Lehman Brothers and Goldman Sachs

Co-Managers:	Barclays Capital, Merrill Lynch, and Morgan Stanley

Indenture Trustee:	Deutsche Bank National Trust Company

Owner Trustee:	U.S. Bank Trust National Association

Swap Provider:	TBD

Servicing Fee:	50.0 bps

Trustee Fee:	0.2 bps

Payment Date:	25th day of the month, or if the 25th day of the month is not a business day, the next business day.

Record Date:	For any Payment Date, the last business day immediately preceding the related Payment Date.

Delay Days:	0 day delay

Prepayment Period:	For any Payment Date, the period commencing on the 16th day of the month preceding the month in which the Payment Date occurs (or in the case of the first Payment Date, the Cut-off Date) and ending on the 15th day of the month in which such Payment Date occurs.

Due Period:	For any Payment Date, the period commencing on the 2nd business day of the month preceding the month in which the Payment Date occurs and ending on the 1st day of the month in which such Payment Date occurs.

Day Count:	Actual/360 basis.

Interest Accrual Period:	For any Payment Date, the period commencing on the prior Payment Date (or in the case of the first Payment Date, from the Closing Date) and ending on the day preceding such Payment Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Pricing Prepayment Assumption:

Adjustable-rate Mortgage Loans are assumed to prepay at 2% CPR in month 1 of the life of the loan, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR from month 23 to 27, and 35% CPR in month 28 and thereafter.

Fixed-rate Mortgage Loans are assumed to prepay at 4% CPR in month 1 of the life of the loan, building linearly to 20% CPR over 12 months, and remaining at 20% CPR thereafter.

Mortgage Loans:

On the Closing Date, the assets of the trust will include a pool of subprime, fixed and adjustable rate, first and second lien residential mortgage loans with an aggregate scheduled principal balance of approximately $1,015,000,000, as of the Cut-off Date.

The statistical calculation pool described herein consists of 5,797 loans with an aggregate scheduled principal balance of approximately $974,002,641.19 as of the Cut-off Date.

The Mortgage Loans will be divided into two groups, Group I and Group II.

The Group I Mortgage Loans will consist of mortgage loans that conform to certain loan guidelines set by Fannie Mae or Freddie Mac.

The Group II Mortgage Loans will consist of mortgage loans that may or may not conform to certain loan guidelines set by Fannie Mae or Freddie Mac.

The Class A-1 Notes primarily represent indebtedness secured by the Group I Mortgage Loans. The Class A-2 Notes primarily represent indebtedness secured by the Group II Mortgage Loans. The Class M Notes represent indebtedness secured by both the Group I Mortgage Loans and the Group II Mortgage Loans.

Delinquency Advances:	The Servicer will advance principal and interest, subject to recoverability.

Compensating Interest:	For any Payment Date, the Servicer will fund an amount equal to the lesser of (i) the aggregate of the prepayment interest shortfalls on the mortgage loans for the related Payment Date resulting from principal prepayments in full during the related Prepayment Period and (ii) its aggregate Servicing Fee with respect to the related Due Period.

Optional Clean-up Call:	The transaction has a 10% optional clean-up call, based upon the note principal balance (after applying the current period’s distributions) divided by the original note principal balance.

Denomination:	$25,000 and integral multiples of $1,000 in excess thereof.

Registration:	Book-entry through DTC, Euroclear and Clearstream.

SMMEA Eligibility:	The notes are not expected to be SMMEA eligible.

ERISA Eligibility:	The notes are expected to be ERISA eligible.

Tax Treatment:	Debt for federal income tax purposes.

Credit Enhancement:	1. Excess spread 2. Prepayment penalties 3. Overcollateralization 4. Subordination

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Interest Distributions on the Notes

On each Payment Date, Available Funds will be allocated as follows:

(i)	from Available Funds, to the Swap Provider all net swap payments and swap termination payments (other than a Defaulted Swap Termination Payment) owed to the Swap Provider pursuant to the swap agreement;

(ii)	Concurrently,

(a)	from the Distributable Interest Amount related to the Group I Mortgage Loans, to the Class A-1 Notes, their Accrued Note Interest, and any unpaid Accrued Note Interest from prior Payment Dates;

(b)	from the Distributable Interest Amount related to the Group II Mortgage Loans, concurrently, to the Class A-2A, Class A-2B and Class A-2C Notes, their Accrued Note Interest and any unpaid Accrued Note Interest from prior Payment Dates allocated based on their entitlement to those amounts;

provided, that if the Distributable Interest Amount for either group of mortgage loans is insufficient to make the related payments set forth in clause (a) or (b) above, as applicable, any Distributable Interest Amount relating to the other group of mortgage loans remaining after making the related payments set forth in clause (a) or (b) above, as applicable, will be available to cover that shortfall; and

(iii)	from any remaining Distributable Interest Amount, to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, M-10, and M-11 Notes, sequentially and in that order, their Accrued Note Interest.

Definitions Related to Interest Distributions

Accrued Note Interest. For any Payment Date and each class of notes, the amount of interest accrued during the related Interest Accrual Period on the related Class Note Balance immediately prior to such Payment Date at the related Interest Rate, as reduced by any net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act provided, however that in the case of any Class M Note, such amount shall be reduced by the amount described in clause (a) in the definition of Deferred Interest allocated to such class.

Available Funds. For any Payment Date, the sum of the following amounts: (i) all scheduled collections of principal and interest on the mortgage loans due and received by the Servicer during the related Due Period, (ii) all partial prepayments other than payaheads of principal and other amounts collected on account of principal, including net REO proceeds, net liquidation proceeds and insurance proceeds, if any, collected by the Servicer during the previous calendar month, (iii) all principal prepayments in full collected by the Servicer during the related Prepayment Period (iv) all Delinquency Advances made with respect to payments due to be received on the mortgage loans during the related Due Period and Compensating Interest paid, by the Servicer (v) any other amounts required to be placed in the collection account by the Servicer pursuant to the sale and servicing agreement, (vi) any net swap payment received from the Swap Provider, (vii) the proceeds from repurchases of mortgage loans, and (viii) all proceeds received with respect to any Optional Clean-up Call.

Available Funds Cap. For any Payment Date and any class of notes, the quotient of (i) the product of (a) the Distributable Interest Amount for such Payment Date multiplied by (b) the quotient of (I) 360 divided by (II) the actual number of days in the Interest Accrual Period, divided by (ii) the aggregate Class Note Balance of all classes of notes on the first day of the Interest Accrual Period (after taking into account payments of principal on such day).

Basis Risk Carry Forward Amount. For any Payment Date, and any class of notes, the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of notes at such notes’ applicable Interest Rate (without regard to the Available Funds Cap) over interest due on such class of notes at a rate equal to their capped Interest Rate, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Payment Dates and (iii) interest on the amount in clause (ii) at such notes’ applicable Interest Rate (without regard to the Available Funds Cap, as applicable).

Defaulted Swap Termination Payment. Any termination payment required to be made by the trust to the Swap Provider pursuant to the swap agreement as a result of (a) a default with respect to which the Swap Provider is the defaulting party, (b) a termination event (other than illegality or tax event) with respect to which the Swap Provider is the sole affected party, or (c) a termination resulting from a downgrade event with respect to the Swap Provider.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Distributable Interest Amount. For any Payment Date and group, the portion of the Interest Remittance Amount related to such group, plus (a) such group’s share of any swap receipts and minus (b) such group’s share of any swap outflows. Swap receipts and outflows will be allocated to each group pro-rata based on the aggregate scheduled principal balance of the mortgage loans in the related group.

Interest Rate. For each class of notes, the lesser of (i) one-month LIBOR plus the related margin (subject to the Step-Up Coupon provisions below), and (ii) the Available Funds Cap.

Interest Remittance Amount. For any Payment Date, the portion of Available Funds attributable to interest received or advanced on the mortgage loans less the Servicing Fee and the Trustee Fee and certain indemnification liabilities of the issuer to the Indenture Trustee and the Owner Trustee.

Step-Up Coupons. For each class of notes, the coupon margin will increase after the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Notes will increase to 2 times the margin at issuance and the margin for the Class M Notes will increase to 1.5 times the margin at issuance.

Unpaid Interest Shortfall Amount. With respect to each class, is equal to any unpaid Accrued Note Interest from prior Payment Dates, with interest accrued thereon at the related Interest Rate.

Principal Distributions on the Notes

On each Payment Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions will be allocated from the remaining Available Funds after payment of amounts described under “Interest Distributions on the Notes” up to the Principal Distribution Amount as follows:

(i)	Concurrently,

(a)	to the Class A-1 Notes, the Group I Principal Distribution Amount, until its Class Note Balance has been reduced to zero;

(b)	to the Class A-2A, Class A-2B and Class A-2C Notes, sequentially and in that order, the Group II Principal Distribution Amount, until their respective Class Note Balances have been reduced to zero;

provided that, if the Class Note Balance of the Class A Notes related to one group has been reduced to zero, principal from that group will be paid to the Class A Notes of the other group, until the Class Note Balance of all of the Class A Notes has been reduced to zero;

(ii)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, M-10, and M-11 Notes, sequentially, and in that order, until their respective Class Note Balances have been reduced to zero.

On each Payment Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, principal distributions will be allocated from the remaining Available Funds after payment of amounts described under “Interest Distributions on the Notes” up to the Principal Distribution Amount as follows:

(i)	Concurrently, based on the Class A Principal Allocation Percentage, and in the amount required to achieve the Targeted Credit Enhancement Percentage for the Class A Notes in the aggregate,

(a)	to the Class A-1 Notes, from the Group I Principal Distribution Amount;

(b)	to the Class A-2A, Class A-2B and Class A-2C Notes, sequentially and in that order, from the Group II Principal Distribution Amount;

provided that, if the Class Note Balance of the Class A Notes related to one group has been reduced to zero, principal from that group will be paid to the Class A Notes of the other group, until the Targeted Credit Enhancement Percentage for the Class A Notes has been reached in the aggregate;

(ii)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, M-10, and M-11 Notes, sequentially and in that order, until the credit enhancement supporting each class is equal to the related Targeted Credit Enhancement Percentage for such Payment Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Definitions Related to Principal Distributions

Basic Principal Distribution Amount. On any Payment Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

ClassA Principal Allocation Percentage. For any Payment Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Notes, the numerator of which is (x) the portion of the Principal Remittance Amount for such Payment Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Payment Date; and (ii) in the case of the Class A-2 Notes, the numerator of which is (x) the portion of the Principal Remittance Amount for such Payment Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Payment Date.

Credit Enhancement Percentage. For any class of notes on any Payment Date, the percentage obtained by dividing (x) the aggregate Class Note Balance of the class or classes subordinate thereto (including any overcollateralization and taking into account distributions of the Principal Distribution Amount for such Payment Date) by (y) the aggregate scheduled principal balance of the mortgage loans as of the last day of the related Due Period.

Targeted Credit Enhancement Percentage
Class	On and after Stepdown Date
A	35.60%
M-1	29.20%
M-2	23.50%
M-3	19.90%
M-4	16.60%
M-5	13.50%
M-6	11.00%
M-7	8.80%
M-8	7.20%
M-9	5.20%
M-10	4.00%
M-11	2.40%

Extra Principal Distribution Amount. For any Payment Date, the lesser of (i) the excess of (x) the sum of (a) the Distributable Interest Amount for such Payment Date and (b) the amount of any prepayment penalties collected during the related Prepayment Period, over (y) the sum of interest payable on the notes on such Payment Date and (ii) the Overcollateralization Deficiency for such Payment Date.

Excess Subordinated Amount. For any Payment Date, the lesser of (x) the Principal Remittance Amount for such Payment Date and (y) the excess, if any of (i) the Overcollateralization Amount, over (ii) the Target Overcollateralization Amount for such Payment Date.

Group I Principal Distribution Amount. On any Payment Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Notes.

Group II Principal Distribution Amount. On any Payment Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Notes.

Overcollateralization Amount. For any Payment Date, the amount, if any, by which (x) the aggregate scheduled principal balance of the mortgage loans as of the end of the related Due Period exceeds (y) the aggregate Class Note Balance of the notes, after giving effect to payments on such Payment Date.

Overcollateralization Deficiency. For any Payment Date, the amount, if any, by which (x) the Target Overcollateralization Amount for such Payment Date exceeds (y) the Overcollateralization Amount for such Payment Date, calculated for this purpose after giving effect to the reduction on such Payment Date of the Class Note Balances of the notes resulting from the payment of the Principal Remittance Amount on such Payment Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Principal Distribution Amount. On any Payment Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Principal Remittance Amount. On any Payment Date, the sum of

(i)	all scheduled collections of principal due and received by the Servicer during the related Due Period or advanced by the Servicer for the related servicer remittance date,

(ii)	the principal portion of all full prepayments received during the related Prepayment Period,

(iii)	the principal portion of all partial prepayments, including net REO proceeds, net liquidation proceeds and net insurance proceeds received during the prior month,

(iv)	the principal portion of the repurchase price for any repurchased mortgage loans,

(v)	the principal portion of substitution adjustments received in connection with the substitution of a mortgage loan as of such Payment Date, and

(vi)	the principal portion of the proceeds received if the Optional Clean-Up Call is exercised or if the Trust is terminated.

Senior Credit Enhancement Percentage. The Credit Enhancement Percentage for the Class A Notes.

Step-Down Date. The earlier of (A) the date on which the aggregate Class Note Balance of the Class A Notes have been reduced to zero and (B) the later to occur of:

(x) the Payment Date occurring in June 2008; and

(y) the first Payment Date on which the Senior Credit Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries on the mortgage loans during the related Due Period, but before giving effect to payments on any of the notes on such Payment Date) for the Class A Notes is greater than or equal to 35.60%.

Target Overcollateralization Amount. For any Payment Date, (a) prior to the Step-down Date, approximately 1.20% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date and (b) on or after the Step-down Date, so long as a Trigger Event is not in effect, approximately 2.40% of the aggregate scheduled principal balance of the mortgage loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date. If a Trigger Event is in effect, then the Target Overcollateralization Amount will equal the Target Overcollateralization Amount as of the prior Payment Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Allocation of Net Monthly Excess Cashflow

For any Payment Date, any Available Funds remaining after making all payments of accrued interest and principal as described above will be deemed “Net Monthly Excess Cashflow” and paid as follows:

(i)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, M-10, and M-11 Notes, sequentially and in that order, their Unpaid Interest Shortfall Amount;

(ii)	concurrently, any Basis Risk Carry Forward Amount to each class of Class A Notes, pro rata based on each class’ respective Basis Risk Carry Forward Amount;

(iii)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, M-10, and M-11 Notes, sequentially and in that order, any Basis Risk Carry Forward Amount for such classes;

(iv)	to the Class M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, M-10, and M-11 Notes, sequentially and in that order, any Deferred Interest in respect of any Principal Deficiency Amount allocated to such classes;

(v)	to the Swap Provider, any Defaulted Swap Termination Payment; and

(vi)	to the trust certificates, any remaining amounts.

All realized losses on the mortgage loans will be allocated on each Payment Date first to excess cash flow, second to prepayment penalties, and third, in reduction of the overcollateralization amount. Realized losses will not be allocated to the notes, however if excess cash flow and overcollateralization are insufficient to absorb realized losses a Principal Deficiency Amount will be created with respect to the Class M Notes.

Deferred Interest. For any class of Class M notes and any Payment Date, the sum of (a) the aggregate amount of interest accrued during the related Interest Accrual Period on the portion of the Principal Deficiency Amount allocated to that class, (b) any amounts described in clause (a) for such class for prior Payment Dates that remain unpaid, and (c) interest accrued for the Interest Accrual Period related to such Payment Date on the amount in clause (b).

Principal Deficiency Amount. For any Payment Date, the excess, if any, of the aggregate Class Note Balance of the notes, immediately prior to such Payment Date over the aggregate scheduled principal balance of the mortgage loans as of the first day of the related Due Period. The total Principal Deficiency Amount will be allocated among the Class M Notes in reverse order of seniority.

Unpaid Interest Shortfall Amount. With respect to each class of Class M Notes, is equal to any unpaid Accrued Note Interest from prior Payment Dates, with interest accrued thereon at the related Interest Rate.

Trigger Events <<PRELIMINARY>>

A Trigger Event is in effect on any Payment Date if (i) on that Payment Date the 60+ day rolling average equals or exceeds [42]% of the Senior Credit Enhancement Percentage (the 60 day+ rolling average will equal the rolling 3 month average percentage of mortgage loans that are 60 or more days delinquent including mortgage loans in foreclosure and all REO property) or (ii) during such period, the aggregate amount of realized losses incurred (less any subsequent recoveries) since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date, (the “Cumulative Realized Loss Percentage”) exceeds the amounts set forth below:

Payment Dates	Cumulative Realized Loss Percentage
June 2007 to May 2008	[1.25]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter (e.g., approximately [1.38]% in July 2007)
June 2008 to May 2009	[2.75]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter (e.g., approximately [2.88]% in July 2008)
June 2009 to May 2010	[4.25]% for the first month, plus an additional 1/12th of [1.00]% for each month thereafter (e.g., approximately [4.33]% in July 2009)
June 2010 to May 2011	[5.25]% for the first month, plus an additional 1/12th of [0.25]% for each month thereafter (e.g., approximately [5.27]% in July 2010)

June 2011 and thereafter	[5.50]%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Swap Agreement

On the Closing Date, the Indenture Trustee will enter into a Swap Agreement with an initial notional amount of approximately $1,015,000,000 that will amortize approximately in accordance with the schedule shown below. Under the Swap Agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [4.088]% (on a 30/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive a per annum rate equal to One-Month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider, on each Payment Date, accrued during the swap accrual period, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party.

Period	Approximate Notional Balance ($)	Period	Approximate Notional Balance ($)
1	1,015,000,000.00	32	148,509,638.21
2	1,008,055,349.98	33	141,177,080.04
3	998,074,730.39	34	134,225,160.42
4	985,027,174.39	35	127,614,919.71
5	968,906,708.78	36	121,329,614.77
6	949,734,419.84	37	115,353,869.67
7	927,558,480.89	38	109,671,901.82
8	902,456,410.44	39	104,269,261.76
9	874,535,509.69	40	99,132,240.28
10	843,933,094.45	41	94,247,800.09
11	810,817,014.29	42	89,603,548.49
12	775,406,603.51	43	85,187,828.14
13	741,554,204.41	44	80,989,278.04
14	709,234,061.35	45	76,997,231.80
15	678,374,948.05	46	73,201,550.18
16	648,909,010.13	47	69,592,591.02
17	620,771,603.51	48	66,161,184.96
18	593,901,209.64	49	62,898,612.24
19	568,239,079.30	50	59,796,580.69
20	543,729,303.17	51	56,847,204.78
21	520,318,614.13	52	54,042,985.74
22	497,834,258.41	53	51,376,792.57
23	456,562,824.00	54	48,841,844.06
24	419,289,033.72	55	46,431,691.65
25	282,839,274.16	56	44,140,203.10
26	247,083,935.71	57	41,961,547.05
27	219,919,967.73	58	39,890,178.22
28	198,749,616.70	59	37,920,808.36
29	181,945,549.32	60	36,048,363.48
30	168,429,809.59	61+	0.00
31	157,462,926.88

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Available Funds Cap Schedule (1)

PERIOD	CAP RATE (%)	PERIOD	CAP RATE (%)
1	22.60	31	14.32
2	22.61	32	13.92
3	22.52	33	13.81
4	22.50	34	14.19
5	22.55	35	13.60
6	22.41	36	14.67
7	22.41	37	14.30
8	22.17	38	14.33
9	21.99	39	13.95
10	22.09	40	13.83
11	21.57	41	13.99
12	21.42	42	14.47
13	21.08	43	14.66
14	20.94	44	14.25
15	20.60	45	14.13
16	20.37	46	14.98
17	20.25	47	13.91
18	19.92	48	14.69
19	19.82	49	14.26
20	19.50	50	14.47
21	19.29	51	14.04
22	19.46	52	13.94
23	18.61	53	14.15
24	19.26	54	13.76
25	15.72	55	13.98
26	15.21	56	13.56
27	14.50	57	13.46
28	14.03	58	14.38
29	13.87	59	13.28
30	14.29	60	13.53

(1)	Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 20.00%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Available Excess Spread (1)

PERIOD	EXCESS SPREAD (%)	PERIOD	EXCESS SPREAD (%)
1	2.42	31	4.09
2	2.48	32	3.96
3	2.54	33	3.93
4	2.61	34	4.13
5	2.69	35	3.89
6	2.74	36	3.91
7	2.82	37	3.78
8	2.87	38	3.87
9	2.93	39	3.75
10	3.04	40	3.74
11	3.06	41	3.84
12	2.99	42	3.77
13	2.96	43	3.87
14	2.98	44	3.74
15	2.94	45	3.71
16	2.93	46	4.05
17	2.96	47	3.66
18	2.91	48	3.80
19	2.93	49	3.65
20	2.87	50	3.76
21	2.87	51	3.60
22	3.43	52	3.58
23	3.28	53	3.68
24	3.53	54	3.57
25	3.41	55	3.67
26	3.46	56	3.52
27	3.28	57	3.50
28	3.25	58	3.88
29	3.33	59	3.46
30	4.00	60	3.46

(1)	Assumes One-Month LIBOR and Six-Month LIBOR are equal to their respective forward curves and prepayments equal to 100% of the Prepayment Assumption.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Breakeven CDR Table*

The tables below describe the Constant Default Rate (“CDR”), and the related cumulative loss on the Mortgage Loans that can be sustained without the referenced Class incurring a principal deficiency. Calculations are run to maturity at forward LIBOR. Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 6-month lag from default to loss, (4) triggers fail (i.e., no stepdown), (5) 1-month and 6-month LIBOR are equal to their respective forward curves, and (6) prepayment penalties are available to cover realized losses as described herein, subject to a 5% haircut.

	CDR Break %	Cumulative Loss %
Class M1	23.84	19.55
Class M2	19.55	17.15
Class M3	17.09	15.62
Class M4	14.97	14.19
Class M5	13.11	12.86
Class M6	11.66	11.75
Class M7	10.38	10.72
Class M8	9.48	9.97
Class M9	8.38	9.01
Class M10	7.78	8.47
Class M11	7.18	7.91

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Sensitivity Analysis - To Call

Percent of Pricing Speed	50%	75%	100%	125%	150%

Class A-1
Average Life (yrs)	4.59	3.17	2.39	1.85	1.44
Principal Payment Window (Mths)	1 - 160	1 - 109	1 - 81	1 - 63	1 - 51
Expected Final Maturity	9/25/2018	6/25/2014	2/25/2012	8/25/2010	8/25/2009

Class A-2A
Average Life (yrs)	1.58	1.21	1.00	0.86	0.76
Principal Payment Window (Mths)	1 - 35	1 - 25	1 - 21	1 - 18	1 - 15
Expected Final Maturity	4/25/2008	6/25/2007	2/25/2007	11/25/2006	8/25/2006

Class A-2B
Average Life (yrs)	5.95	4.05	3.00	2.24	1.86
Principal Payment Window (Mths)	35 - 142	25 - 97	21 - 72	18 - 57	15 - 31
Expected Final Maturity	3/25/2017	6/25/2013	5/25/2011	2/25/2010	12/25/2007

Class A-2C
Average Life (yrs)	13.16	8.97	6.67	5.19	3.24
Principal Payment Window (Mths)	142 - 160	97 - 109	72 - 81	57 - 63	31 - 51
Expected Final Maturity	9/25/2018	6/25/2014	2/25/2012	8/25/2010	8/25/2009

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Sensitivity Analysis - To Call

Percent of Pricing Speed	50%	75%	100%	125%	150%

Class M-1
Average Life (yrs)	8.92	6.06	4.75	4.41	4.25
Principal Payment Window (Mths)	53 - 160	37 - 109	41 - 81	47 - 63	51 - 51
Expected Final Maturity	9/25/2018	6/25/2014	2/25/2012	8/25/2010	8/25/2009

Class M-2
Average Life (yrs)	8.92	6.06	4.71	4.21	4.24
Principal Payment Window (Mths)	53 - 160	37 - 109	40 - 81	44 - 63	50 - 51
Expected Final Maturity	9/25/2018	6/25/2014	2/25/2012	8/25/2010	8/25/2009

Class M-3
Average Life (yrs)	8.92	6.06	4.68	4.10	4.08
Principal Payment Window (Mths)	53 - 160	37 - 109	39 - 81	42 - 63	47 - 51
Expected Final Maturity	9/25/2018	6/25/2014	2/25/2012	8/25/2010	8/25/2009

Class M-4
Average Life (yrs)	8.92	6.06	4.66	4.03	3.89
Principal Payment Window (Mths)	53 - 160	37 - 109	39 - 81	41 - 63	44 - 51
Expected Final Maturity	9/25/2018	6/25/2014	2/25/2012	8/25/2010	8/25/2009

Class M-5
Average Life (yrs)	8.92	6.06	4.65	3.98	3.76
Principal Payment Window (Mths)	53 - 160	37 - 109	38 - 81	40 - 63	42 - 51
Expected Final Maturity	9/25/2018	6/25/2014	2/25/2012	8/25/2010	8/25/2009

Class M-6
Average Life (yrs)	8.92	6.06	4.64	3.95	3.67
Principal Payment Window (Mths)	53 - 160	37 - 109	38 - 81	39 - 63	41 - 51
Expected Final Maturity	9/25/2018	6/25/2014	2/25/2012	8/25/2010	8/25/2009

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Sensitivity Analysis - To Call

Percent of Pricing Speed	50%	75%	100%	125%	150%

Class M-7
Average Life (yrs)	8.92	6.06	4.64	3.92	3.60
Principal Payment Window (Mths)	53 - 160	37 - 109	38 - 81	39 - 63	40 - 51
Expected Final Maturity	9/25/2018	6/25/2014	2/25/2012	8/25/2010	8/25/2009

Class M-8
Average Life (yrs)	8.92	6.06	4.62	3.89	3.55
Principal Payment Window (Mths)	53 - 160	37 - 109	37 - 81	38 - 63	39 - 51
Expected Final Maturity	9/25/2018	6/25/2014	2/25/2012	8/25/2010	8/25/2009

Class M-9
Average Life (yrs)	8.92	6.06	4.62	3.88	3.51
Principal Payment Window (Mths)	53 - 160	37 - 109	37 - 81	38 - 63	38 - 51
Expected Final Maturity	9/25/2018	6/25/2014	2/25/2012	8/25/2010	8/25/2009

Class M-10
Average Life (yrs)	8.85	6.01	4.58	3.84	3.45
Principal Payment Window (Mths)	53 - 160	37 - 109	37 - 81	37 - 63	38 - 51
Expected Final Maturity	9/25/2018	6/25/2014	2/25/2012	8/25/2010	8/25/2009

Class M-11
Average Life (yrs)	8.30	5.62	4.30	3.60	3.25
Principal Payment Window (Mths)	53 - 148	37 - 101	37 - 75	37 - 59	37 - 47
Expected Final Maturity	9/25/2017	10/25/2013	8/25/2011	4/25/2010	4/25/2009

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Sensitivity Analysis - To Maturity

Percent of Pricing Speed	50%	75%	100%	125%	150%

Class A-1
Average Life (yrs)	4.83	3.37	2.54	1.95	1.46
Principal Payment Window (Mths)	1 - 285	1 - 215	1 - 165	1 - 123	1 - 86
Expected Final Maturity	2/25/2029	4/25/2023	2/25/2019	8/25/2015	7/25/2012

Class A-2A
Average Life (yrs)	1.58	1.21	1.00	0.86	0.76
Principal Payment Window (Mths)	1 - 35	1 - 25	1 - 21	1 - 18	1 - 15
Expected Final Maturity	4/25/2008	6/25/2007	2/25/2007	11/25/2006	8/25/2006

Class A-2B
Average Life (yrs)	5.95	4.05	3.00	2.24	1.86
Principal Payment Window (Mths)	35 - 142	25 - 97	21 - 72	18 - 57	15 - 31
Expected Final Maturity	3/25/2017	6/25/2013	5/25/2011	2/25/2010	12/25/2007

Class A-2C
Average Life (yrs)	16.82	12.05	9.13	7.24	4.52
Principal Payment Window (Mths)	142 - 312	97 - 254	72 - 200	57 - 163	31 - 134
Expected Final Maturity	5/25/2031	7/25/2026	1/25/2022	12/25/2018	7/25/2016

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Sensitivity Analysis - To Maturity

Percent of Pricing Speed	50%	75%	100%	125%	150%

Class M-1
Average Life (yrs)	9.82	6.79	5.33	4.88	5.71
Principal Payment Window (Mths)	53 - 275	37 - 207	41 - 160	47 - 127	58 - 104
Expected Final Maturity	4/25/2028	8/25/2022	9/25/2018	12/25/2015	1/25/2014

Class M-2
Average Life (yrs)	9.79	6.76	5.26	4.66	4.80
Principal Payment Window (Mths)	53 - 266	37 - 197	40 - 152	44 - 120	50 - 98
Expected Final Maturity	7/25/2027	10/25/2021	1/25/2018	5/25/2015	7/25/2013

Class M-3
Average Life (yrs)	9.75	6.73	5.21	4.52	4.42
Principal Payment Window (Mths)	53 - 255	37 - 186	39 - 143	42 - 113	47 - 92
Expected Final Maturity	8/25/2026	11/25/2020	4/25/2017	10/25/2014	1/25/2013

Class M-4
Average Life (yrs)	9.71	6.70	5.16	4.43	4.22
Principal Payment Window (Mths)	53 - 246	37 - 180	39 - 136	41 - 108	44 - 87
Expected Final Maturity	11/25/2025	5/25/2020	9/25/2016	5/25/2014	8/25/2012

Class M-5
Average Life (yrs)	9.66	6.65	5.11	4.35	4.06
Principal Payment Window (Mths)	53 - 236	37 - 171	38 - 129	40 - 102	42 - 83
Expected Final Maturity	1/25/2025	8/25/2019	2/25/2016	11/25/2013	4/25/2012

Class M-6
Average Life (yrs)	9.58	6.59	5.05	4.28	3.93
Principal Payment Window (Mths)	53 - 224	37 - 161	38 - 121	39 - 95	41 - 77
Expected Final Maturity	1/25/2024	10/25/2018	6/25/2015	4/25/2013	10/25/2011

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Sensitivity Analysis - To Maturity

Percent of Pricing Speed	50%	75%	100%	125%	150%

Class M-7
Average Life (yrs)	9.48	6.51	4.98	4.20	3.82
Principal Payment Window (Mths)	53 - 212	37 - 150	38 - 113	39 - 89	40 - 72
Expected Final Maturity	1/25/2023	11/25/2017	10/25/2014	10/25/2012	5/25/2011

Class M-8
Average Life (yrs)	9.36	6.41	4.89	4.11	3.72
Principal Payment Window (Mths)	53 - 198	37 - 139	37 - 104	38 - 82	39 - 66
Expected Final Maturity	11/25/2021	12/25/2016	1/25/2014	3/25/2012	11/25/2010

Class M-9
Average Life (yrs)	9.17	6.25	4.77	4.01	3.61
Principal Payment Window (Mths)	53 - 185	37 - 129	37 - 97	38 - 76	38 - 61
Expected Final Maturity	10/25/2020	2/25/2016	6/25/2013	9/25/2011	6/25/2010

Class M-10
Average Life (yrs)	8.87	6.03	4.60	3.85	3.46
Principal Payment Window (Mths)	53 - 166	37 - 114	37 - 84	37 - 66	38 - 53
Expected Final Maturity	3/25/2019	11/25/2014	5/25/2012	11/25/2010	10/25/2009

Class M-11
Average Life (yrs)	8.30	5.62	4.30	3.60	3.25
Principal Payment Window (Mths)	53 - 148	37 - 101	37 - 75	37 - 59	37 - 47
Expected Final Maturity	9/25/2017	10/25/2013	8/25/2011	4/25/2010	4/25/2009

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Aggregate (1)

Scheduled Principal Balance:	$974,002,641.19
Number of Mortgage Loans:	5,797
Average Scheduled Principal Balance:	$168,018.40
Weighted Average Gross Coupon:	7.189%
Weighted Average Net Coupon: (2)	6.687%
Weighted Average FICO Score:	632
Weighted Average Original LTV Ratio: (3)	78.27%
Weighted Average Stated Remaining Term (months):	353
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll: (4)	24
Weighted Average Gross Margin: (4)	5.767%
Weighted Average Initial Rate Cap: (4)	1.496%
Weighted Average Periodic Rate Cap: (4)	1.496%
Weighted Average Gross Maximum Lifetime Rate: (4)	14.237%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.
(3)	LTV in this table and hereafter will be defined as LTV for first lien loans and CLTV for second lien loans.
(4)	Calculated based on the aggregate scheduled principal balance of the adjustable rate Mortgage Loans, as of the Cut-off Date.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.01 - 50,000.00	215	$8,116,789.45	0.83%	9.112%	639	$37,752.51	83.98%	71.24%	95.69%
50,000.01 - 100,000.00	1,449	111,716,423.02	11.47	7.697	615	77,098.98	77.30	84.42	92.79
100,000.01 - 150,000.00	1,557	193,685,687.79	19.89	7.269	623	124,396.72	77.59	82.54	95.09
150,000.01 - 200,000.00	982	171,670,602.68	17.63	7.168	625	174,817.31	77.90	78.31	96.53
200,000.01 - 250,000.00	587	131,861,212.52	13.54	7.085	632	224,635.80	77.99	72.46	96.37
250,000.01 - 300,000.00	365	100,110,025.35	10.28	7.088	633	274,274.04	79.28	62.28	95.55
300,000.01 - 350,000.00	216	69,708,846.39	7.16	6.989	647	322,726.14	79.47	51.54	97.74
350,000.01 - 400,000.00	182	68,063,615.37	6.99	6.943	654	373,975.91	79.27	39.83	95.57
400,000.01 - 450,000.00	99	42,212,265.46	4.33	6.858	654	426,386.52	78.54	48.38	97.94
450,000.01 - 500,000.00	76	36,377,667.47	3.73	6.912	640	478,653.52	77.78	55.50	94.86
500,000.01 - 550,000.00	22	11,653,851.14	1.20	7.046	668	529,720.51	80.78	32.33	95.50
550,000.01 - 600,000.00	29	16,821,538.39	1.73	6.897	682	580,053.05	80.34	37.87	96.72
600,000.01 - 650,000.00	10	6,258,928.57	0.64	7.164	642	625,892.86	79.62	80.11	89.62
650,000.01 - 700,000.00	3	2,032,217.61	0.21	6.944	651	677,405.87	67.79	33.21	100.00
700,000.01 - 750,000.00	5	3,712,969.98	0.38	7.512	654	742,594.00	75.95	60.23	80.43

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Aggregate

Distribution by Current Mortgage Rate

Current Mortgage Rate	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.501 - 5.000	5	$682,555.09	0.07%	4.895%	785	$136,511.02	55.01%	68.58%	100.00%
5.001 - 5.500	43	11,374,137.87	1.17	5.391	714	264,514.83	66.36	82.24	99.04
5.501 - 6.000	344	70,240,201.95	7.21	5.889	692	204,186.63	72.38	79.42	97.76
6.001 - 6.500	710	141,707,664.24	14.55	6.356	665	199,588.26	76.93	70.32	96.59
6.501 - 7.000	1,470	278,068,608.28	28.55	6.850	644	189,162.32	78.02	66.70	95.72
7.001 - 7.500	1,084	183,790,664.99	18.87	7.343	621	169,548.58	79.28	65.09	94.98
7.501 - 8.000	1,078	166,217,922.95	17.07	7.824	602	154,191.02	79.69	67.49	95.49
8.001 - 8.500	448	64,003,899.49	6.57	8.342	584	142,865.85	80.30	75.49	93.60
8.501 - 9.000	337	37,786,001.78	3.88	8.827	579	112,124.63	81.28	79.83	92.87
9.001 - 9.500	86	8,444,302.42	0.87	9.322	570	98,189.56	79.93	78.77	94.13
9.501 - 10.000	100	6,757,346.13	0.69	9.859	614	67,573.46	87.40	63.22	93.93
10.001 - 10.500	21	1,101,009.93	0.11	10.390	642	52,429.04	93.72	62.35	95.46
10.501 - 11.000	35	1,839,591.36	0.19	10.922	644	52,559.75	95.91	31.69	100.00
11.001 - 11.500	8	757,987.63	0.08	11.356	559	94,748.45	86.92	83.59	100.00
11.501 - 12.000	18	669,892.45	0.07	11.939	651	37,216.25	97.81	25.83	100.00
12.001 - 12.500	9	529,382.47	0.05	12.316	656	58,820.27	100.00	0.00	100.00
12.501 - 13.000	1	31,472.16	0.00	12.990	654	31,472.16	95.00	0.00	100.00

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Distribution by FICO Score

FICO Score	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
501 - 525	204	$30,017,722.60	3.08%	8.208%	517	$147,145.70	73.91%	100.00%	97.51%
526 - 550	388	57,151,658.70	5.87	7.768	539	147,298.09	73.79	98.90	97.74
551 - 575	744	112,599,362.03	11.56	7.689	563	151,343.23	79.33	86.31	98.74
576 - 600	648	103,213,220.55	10.60	7.475	588	159,279.66	78.87	83.10	96.02
601 - 625	762	117,437,547.86	12.06	7.335	614	154,117.52	79.38	78.43	95.67
626 - 650	1,109	181,515,485.37	18.64	7.126	637	163,674.92	79.09	69.14	95.23
651 - 675	818	149,101,598.88	15.31	6.957	662	182,275.79	79.08	54.12	94.87
676 - 700	526	102,346,181.87	10.51	6.782	687	194,574.49	78.13	49.22	94.22
701 - 725	269	53,895,221.65	5.53	6.680	711	200,353.98	77.70	37.76	94.38
726 - 750	148	31,771,536.41	3.26	6.493	737	214,672.54	77.96	51.53	94.98
751 - 775	107	20,915,722.26	2.15	6.349	763	195,474.04	73.78	57.01	87.82
776 - 800	59	11,151,225.36	1.14	6.370	787	189,003.82	74.27	41.92	92.16
801 >=	15	2,886,157.65	0.30	6.135	807	192,410.51	76.60	86.83	100.00

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Aggregate

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1st Lien	5,563	$962,741,774.01	98.84%	7.157%	632	$173,061.62	78.02%	69.49%	95.54%
2nd Lien	234	11,260,867.18	1.16	9.900	673	48,123.36	99.39	44.01	100.00

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Distribution by Original LTV

Range of LTV Ratios	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.01 - 10.00	1	$50,000.00	0.01%	7.990%	594	$50,000.00	9.52%	100.00%	100.00%
10.01 - 20.00	8	751,909.60	0.08	6.642	594	93,988.70	16.42	41.50	100.00
20.01 - 30.00	32	3,233,568.07	0.33	6.904	621	101,049.00	25.80	79.05	94.81
30.01 - 40.00	63	7,713,371.33	0.79	6.735	652	122,434.47	35.42	71.65	92.17
40.01 - 50.00	150	20,547,075.55	2.11	6.763	623	136,980.50	45.94	74.47	95.17
50.01 - 60.00	217	33,164,737.80	3.40	6.826	627	152,832.89	56.06	69.84	89.82
60.01 - 70.00	487	82,933,478.84	8.51	7.057	615	170,294.62	66.35	67.08	89.76
70.01 - 80.00	3,144	571,062,481.61	58.63	7.113	645	181,635.65	79.05	56.61	96.12
80.01 - 90.00	1,463	243,438,901.21	24.99	7.393	609	166,397.06	87.54	99.91	97.09
90.01 - 100.00	232	11,107,117.18	1.14	9.897	673	47,875.51	99.52	44.62	100.00

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Distribution by Documentation

Documentation Level	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	4,317	$659,706,456.93	67.73%	7.175%	618	$152,815.95	78.95%	100.00%	96.22%
Stated	1,401	299,999,312.66	30.80	7.219	664	214,132.27	76.74	0.00	94.43
Alternate	79	14,296,871.60	1.47	7.195	650	180,973.06	78.96	100.00	91.18

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Aggregate

Distribution by Purpose

Loan Purpose	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cash Out Refinance	3,603	$588,210,021.45	60.39%	7.192%	616	$163,255.63	76.86%	79.47%	95.47%
Purchase	2,017	359,090,264.92	36.87	7.202	660	178,031.86	80.66	51.78	95.86
Rate/Term Refinance	173	25,629,753.28	2.63	6.939	631	148,148.86	77.13	79.70	94.43
Construction Permanent	4	1,072,601.54	0.11	6.901	651	268,150.39	73.54	18.17	100.00

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Distribution by Occupancy Status

Occupancy Status	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Primary Home	5,509	$931,100,861.39	95.60%	7.180%	632	$169,014.50	78.48%	69.57%	100.00%
Investment	254	34,036,999.83	3.49	7.412	650	134,003.94	74.45	68.19	0.00
Second Home	34	8,864,779.97	0.91	7.255	663	260,728.82	70.57	33.67	0.00

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Distribution by Property Type

Property Types	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family Residence	4,450	$718,872,625.70	73.81%	7.192%	629	$161,544.41	78.12%	70.67%	96.13%
Planned Unit Development	648	128,001,960.39	13.14	7.151	637	197,533.89	79.18	67.03	96.63
Condominium	411	68,839,725.17	7.07	7.185	650	167,493.25	77.64	60.73	86.16
2-4 Family	229	50,011,092.21	5.13	7.195	648	218,389.05	78.65	63.02	99.44
Townhouse	56	7,938,673.15	0.82	7.452	614	141,762.02	80.19	81.78	87.87
Modular Homes	3	338,564.57	0.03	7.327	584	112,854.86	65.64	100.00	100.00

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Aggregate

Distribution by State

State	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	915	$229,860,389.29	23.60%	6.819%	650	$251,213.54	75.29%	54.54%	95.21%
FL	805	125,671,942.34	12.90	7.252	629	156,114.21	77.40	64.39	93.19
IL	313	57,999,429.54	5.95	7.272	625	185,301.69	80.93	73.39	96.63
TX	511	54,700,529.19	5.62	7.284	620	107,046.05	78.27	78.93	96.71
MD	190	36,582,222.35	3.76	7.372	613	192,538.01	78.64	77.01	97.64
NJ	152	36,067,393.56	3.70	7.205	626	237,285.48	77.97	68.17	96.19
NV	181	34,865,481.42	3.58	7.088	626	192,626.97	77.73	84.70	96.03
CT	167	31,629,368.88	3.25	6.961	655	189,397.42	78.58	74.68	97.89
VA	164	31,621,166.49	3.25	7.354	621	192,811.99	78.03	61.31	93.94
WA	183	29,398,239.58	3.02	6.989	631	160,646.12	79.96	84.86	96.25
Other	2,216	305,606,478.55	31.38	7.421	627	137,909.06	80.23	75.82	95.98

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Distribution by Zip Code

Property Zip Code	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
91331	16	$3,683,707.73	0.38%	6.162%	699	$230,231.73	62.54%	0.00%	100.00%
33411	8	2,525,184.49	0.26	7.625	601	315,648.06	73.73	56.05	100.00
6902	6	2,281,099.42	0.23	6.876	717	380,183.24	75.33	6.79	100.00
92231	11	2,257,933.66	0.23	7.441	616	205,266.70	78.46	66.47	100.00
89031	13	2,252,670.68	0.23	7.027	631	173,282.36	77.55	90.94	100.00
92069	6	2,233,500.00	0.23	6.680	667	372,250.00	73.09	6.98	100.00
92057	8	2,141,700.00	0.22	6.751	679	267,712.50	78.76	0.00	100.00
94565	8	2,113,622.26	0.22	7.379	654	264,202.78	81.11	0.00	100.00
92115	8	2,072,568.65	0.21	7.105	651	259,071.08	77.81	25.81	100.00
92071	6	1,982,800.00	0.20	6.821	646	330,466.67	83.39	69.54	100.00
Other	5,707	950,457,854.30	97.58	7.195	632	166,542.47	78.34	70.16	95.49

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Aggregate

Distribution by Remaining Months to Maturity

Remaining Months to Maturity	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 170	14	$1,079,866.15	0.11%	6.923%	641	$77,133.30	56.76%	89.36%	100.00%
171 - 180	370	24,771,313.19	2.54	8.284	650	66,949.50	82.60	62.97	97.87
181 - 240	101	11,125,538.40	1.14	6.939	656	110,153.85	71.98	82.65	97.84
241 - 300	12	1,471,554.65	0.15	7.116	612	122,629.55	72.94	100.00	100.00
301 - 360	5,300	935,554,368.80	96.05	7.163	632	176,519.69	78.26	69.13	95.50

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
ARM - 2 Year/6 Month	2,908	$508,428,528.23	52.20%	7.378%	614	$174,837.87	79.10%	69.87%	94.37%
ARM 2 Year/6 Month - Interest Only	575	159,195,668.71	16.34	6.777	674	276,862.03	79.37	44.96	99.15
ARM - 3 Year/6 Month	188	25,238,199.58	2.59	7.704	611	134,245.74	79.75	71.60	94.75
ARM 3 Year/6 Month - Interest Only	28	6,862,957.60	0.70	6.748	669	245,105.63	79.30	56.49	93.81
ARM - 5 Year/6 Month	31	4,474,452.10	0.46	7.202	635	144,337.16	78.60	63.37	94.61
ARM - 6 Month	13	3,079,181.64	0.32	5.996	687	236,860.13	64.62	7.66	100.00
Balloon - 15/30	223	10,891,953.38	1.12	9.880	674	48,842.84	99.41	44.80	100.00
Fixed - 10 Year	13	1,017,633.17	0.10	6.882	639	78,279.47	55.90	94.82	100.00
Fixed - 15 Year	147	13,879,359.81	1.42	7.031	631	94,417.41	69.41	77.22	96.20
Fixed - 20 Year	101	11,125,538.40	1.14	6.939	656	110,153.85	71.98	82.65	97.84
Fixed - 25 Year	12	1,471,554.65	0.15	7.116	612	122,629.55	72.94	100.00	100.00
Fixed - 30 Year	1,511	215,849,241.94	22.16	6.952	639	142,851.91	75.68	85.58	95.56
Fixed - 5 Year	1	62,232.98	0.01	7.599	659	62,232.98	70.95	0.00	100.00
Fixed - 30 Year - Interest Only	46	12,426,139.00	1.28	6.374	684	270,133.46	74.29	81.93	95.24

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Distribution by Initial Rate Adjustment Cap

Initial Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	2,054	$266,723,653.33	27.38%	7.049%	643	$129,855.72	76.01%	83.28%	95.90%
1.000	29	5,838,074.52	0.60	6.720	654	201,312.91	71.97	44.27	100.00
1.500	3,714	701,440,913.34	72.02	7.246	628	188,864.00	79.18	64.05	95.44

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Aggregate

Distribution by Periodic Rate Adjustment Cap

Periodic Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	2,054	$266,723,653.33	27.38%	7.049%	643	$129,855.72	76.01%	83.28%	95.90%
1.000	29	5,838,074.52	0.60	6.720	654	201,312.91	71.97	44.27	100.00
1.500	3,714	701,440,913.34	72.02	7.246	628	188,864.00	79.18	64.05	95.44

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Distribution by Months to Rate Reset

Months to Rate Reset	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	2,054	$266,723,653.33	27.38%	7.049%	643	$129,855.72	76.01%	83.28%	95.90%
1 - 12	13	3,079,181.64	0.32	5.996	687	236,860.13	64.62	7.66	100.00
13 - 24	3,483	667,624,196.94	68.54	7.235	628	191,680.79	79.16	63.93	95.51
25 - 36	216	32,101,157.18	3.30	7.500	623	148,616.47	79.65	68.37	94.55
49 - 60	31	4,474,452.10	0.46	7.202	635	144,337.16	78.60	63.37	94.61

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Distribution by Maximum Mortgage Rate

Maximum Mortgage Rates	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	2,054	$266,723,653.33	27.38%	7.049%	643	$129,855.72	76.01%	83.28%	95.90%
11.001 - 11.500	3	661,982.18	0.07	5.357	654	220,660.73	64.08	35.61	100.00
11.501 - 12.000	7	1,596,676.15	0.16	5.978	714	228,096.59	61.79	0.00	100.00
12.001 - 12.500	9	3,175,427.73	0.33	5.609	688	352,825.30	75.06	60.84	100.00
12.501 - 13.000	146	33,980,304.98	3.49	5.911	687	232,741.81	75.78	75.92	96.55
13.001 - 13.500	413	93,613,302.31	9.61	6.363	663	226,666.59	78.05	62.92	97.13
13.501 - 14.000	999	207,038,970.56	21.26	6.854	644	207,246.22	79.06	61.42	96.05
14.001 - 14.500	787	146,811,131.31	15.07	7.341	622	186,545.27	79.76	59.90	95.09
14.501 - 15.000	765	131,434,647.55	13.49	7.827	603	171,810.00	79.80	62.70	95.36
15.001 - 15.500	316	51,131,907.34	5.25	8.345	585	161,809.83	80.40	73.70	93.66
15.501 - 16.000	217	27,621,084.62	2.84	8.816	574	127,286.10	80.70	77.60	90.85
16.001 - 16.500	50	6,117,918.83	0.63	9.314	555	122,358.38	77.13	82.91	93.85
16.501 - 17.000	23	2,995,213.25	0.31	9.806	575	130,226.66	77.08	74.96	86.31
17.001 - 17.500	3	245,142.76	0.03	10.382	564	81,714.25	84.39	100.00	79.60
17.501 - 18.000	3	295,712.28	0.03	10.795	560	98,570.76	77.95	79.71	100.00
18.001 - 18.500	1	495,836.17	0.05	11.350	513	495,836.17	80.00	100.00	100.00
18.501 - 19.000	1	63,729.84	0.01	11.550	560	63,729.84	85.00	100.00	100.00

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Aggregate

Distribution by Gross Margin

Range of Gross Margins	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	2,054	$266,723,653.33	27.38%	7.049%	643	$129,855.72	76.01%	83.28%	95.90%
2.501 - 3.000	1	135,017.92	0.01	7.999	665	135,017.92	80.00	0.00	100.00
3.001 - 3.500	2	531,800.00	0.05	6.278	633	265,900.00	65.21	100.00	100.00
3.501 - 4.000	18	4,685,311.77	0.48	5.972	656	260,295.10	75.71	75.37	97.89
4.001 - 4.500	193	41,243,627.74	4.23	6.335	668	213,697.55	77.93	76.52	97.73
4.501 - 5.000	491	108,866,188.08	11.18	6.578	654	221,723.40	78.33	65.04	96.67
5.001 - 5.500	811	169,150,734.02	17.37	6.808	647	208,570.57	79.01	60.81	95.96
5.501 - 6.000	776	150,003,544.41	15.40	7.213	627	193,303.54	79.34	59.16	96.38
6.001 - 6.500	669	118,180,492.89	12.13	7.720	608	176,652.46	79.70	60.57	94.42
6.501 - 7.000	421	67,574,452.92	6.94	8.138	590	160,509.39	79.38	67.98	94.09
7.001 - 7.500	229	30,859,237.50	3.17	8.656	577	134,756.50	81.39	77.14	91.82
7.501 - 8.000	87	10,404,652.61	1.07	9.004	569	119,593.71	79.35	79.61	88.21
8.001 - 8.500	32	3,547,748.19	0.36	9.633	570	110,867.13	73.56	78.25	81.83
8.501 - 9.000	8	1,240,901.52	0.13	9.236	622	155,112.69	81.34	53.45	95.97
9.001 - 9.500	3	295,712.28	0.03	10.795	560	98,570.76	77.95	79.71	100.00
9.501 - 10.000	1	495,836.17	0.05	11.350	513	495,836.17	80.00	100.00	100.00
10.001 >=	1	63,729.84	0.01	11.550	560	63,729.84	85.00	100.00	100.00

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Prepayment Penalty Term

Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
None	1,118	$166,672,330.61	17.11%	7.526%	623	$149,080.80	78.42%	69.34%	96.51%
0.5 Year	113	20,145,629.68	2.07	7.290	634	178,279.91	79.11	62.01	95.83
1 Year	339	72,907,610.91	7.49	7.211	638	215,066.70	78.37	61.76	93.79
1.5 Years	19	3,909,878.75	0.40	6.803	646	205,783.09	83.62	76.94	92.95
2 Years	2,051	381,207,240.91	39.14	7.207	634	185,864.09	79.36	62.84	95.34
2.5 Years	72	14,484,781.07	1.49	7.045	610	201,177.51	77.43	77.07	96.89
3 Years	912	142,870,645.63	14.67	7.098	630	156,656.41	77.74	74.83	95.32
3.5 Years	7	878,941.74	0.09	6.649	583	125,563.11	75.53	100.00	100.00
4 Years	12	1,854,439.50	0.19	6.833	638	154,536.63	76.40	72.47	96.76
4.5 Years	1	78,141.94	0.01	7.499	559	78,141.94	79.80	100.00	100.00
5 Years	1,153	168,993,000.45	17.35	6.898	639	146,568.08	75.94	81.65	96.16

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Aggregate

Prepayment Penalty Type

Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
None	1,118	$166,672,330.61	17.11%	7.526%	623	$149,080.80	78.42%	69.34%	96.51%

1% of Amount Prepaid	110	13,618,585.85	1.40	7.748	609	123,805.33	81.55	72.18	94.78

1% of Original Balance	186	23,275,355.96	2.39	7.527	612	125,136.32	81.83	84.87	97.03
2 Month Int. on Amount Prepaid >20% Orig. Bal.	317	63,373,151.60	6.51	6.605	656	199,915.30	72.07	69.18	95.11
2 Month Int. on Amount Prepaid >33% Orig. Bal	134	26,646,528.67	2.74	7.003	628	198,854.69	78.11	75.53	97.31

2% of Amount Prepaid	414	64,596,460.30	6.63	7.433	618	156,030.10	79.85	72.78	98.04
5% 4% 3% 2% 1% of Orig. Bal. For Year 1, Year 2, Year 3, Year 4 And Year 5, Respectively	54	5,503,105.29	0.56	7.832	607	101,909.36	81.54	93.62	97.04

5% of Amount Prepaid	2,671	416,222,926.53	42.73	7.190	632	155,830.37	79.23	73.73	94.95
6 Month Int. on Amount Prepaid >20% Orig. Bal.	793	194,094,196.38	19.93	6.933	644	244,759.39	76.83	54.52	95.14

Total:	5,797	$974,002,641.19	100.00%	7.189%	632	$168,018.40	78.27%	69.20%	95.60%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 1 (1)

Scheduled Principal Balance:	$217,093,222.15
Number of Mortgage Loans:	1,583
Average Scheduled Principal Balance:	$137,140.38
Weighted Average Gross Coupon:	7.189%
Weighted Average Net Coupon: (2)	6.687%
Weighted Average FICO Score:	632
Weighted Average Original LTV Ratio: (3)	78.81%
Weighted Average Stated Remaining Term (months):	352
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll: (4)	23
Weighted Average Gross Margin: (4)	5.696%
Weighted Average Initial Rate Cap: (4)	1.496%
Weighted Average Periodic Rate Cap: (4)	1.496%
Weighted Average Gross Maximum Lifetime Rate: (4)	14.173%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.
(3)	in this table and hereafter will be defined as LTV for first lien loans and CLTV for second lien loans.
(4)	Calculated based on the Group 1 scheduled principal balance of the adjustable rate Mortgage Loans, as of the Cut-off Date.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.01 - 50,000.00	87	$3,109,163.99	1.43%	9.545%	651	$35,737.52	90.32%	55.58%	96.79%
50,000.01 - 100,000.00	457	35,231,835.27	16.23	7.656	628	77,093.73	78.65	79.48	94.05
100,000.01 - 150,000.00	538	67,399,797.66	31.05	7.129	638	125,278.43	78.64	77.50	95.18
150,000.01 - 200,000.00	240	42,321,196.28	19.49	7.042	629	176,338.32	77.92	75.17	93.04
200,000.01 - 250,000.00	124	28,026,678.86	12.91	7.044	631	226,021.60	78.61	74.61	93.58
250,000.01 - 300,000.00	75	20,528,065.92	9.46	6.966	628	273,707.55	80.19	77.14	90.61
300,000.01 - 350,000.00	48	15,430,971.57	7.11	7.000	629	321,478.57	78.63	51.75	93.83
350,000.01 - 400,000.00	13	4,600,012.60	2.12	6.764	638	353,847.12	77.54	69.36	84.63
400,000.01 - 450,000.00	1	445,500.00	0.21	6.999	653	445,500.00	90.00	100.00	100.00

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 1

Distribution by Current Mortgage Rate

Current Mortgage Rate	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.501 - 5.000	1	$59,775.52	0.03%	5.000%	773	$59,775.52	38.96%	100.00%	100.00%
5.001 - 5.500	8	1,409,877.18	0.65	5.331	740	176,234.65	63.11	100.00	100.00
5.501 - 6.000	86	14,769,696.46	6.80	5.898	676	171,740.66	69.86	77.24	94.47
6.001 - 6.500	218	34,786,153.63	16.02	6.350	652	159,569.51	75.98	81.18	95.48
6.501 - 7.000	446	67,368,762.29	31.03	6.850	638	151,051.04	78.46	76.94	93.57
7.001 - 7.500	246	34,080,336.58	15.70	7.373	620	138,537.95	79.27	70.95	90.96
7.501 - 8.000	293	39,287,115.35	18.10	7.825	613	134,085.72	81.09	68.23	93.06
8.001 - 8.500	108	12,796,192.57	5.89	8.328	598	118,483.26	82.95	78.82	92.70
8.501 - 9.000	69	6,677,591.04	3.08	8.821	602	96,776.68	85.19	83.55	97.04
9.001 - 9.500	26	1,995,721.76	0.92	9.271	607	76,758.53	84.52	54.59	100.00
9.501 - 10.000	41	2,032,833.68	0.94	9.902	644	49,581.31	94.64	43.72	96.90
10.001 - 10.500	11	567,343.17	0.26	10.392	620	51,576.65	93.26	58.61	91.19
10.501 - 11.000	13	571,077.63	0.26	10.933	671	43,929.05	100.00	18.73	100.00
11.001 - 11.500	2	97,000.00	0.04	11.348	643	48,500.00	100.00	100.00	100.00
11.501 - 12.000	8	295,490.66	0.14	11.968	664	36,936.33	100.00	8.93	100.00
12.001 - 12.500	6	266,782.47	0.12	12.280	646	44,463.75	100.00	0.00	100.00
12.501 - 13.000	1	31,472.16	0.01	12.990	654	31,472.16	95.00	0.00	100.00

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Distribution by FICO Score

FICO Score	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
501 - 525	3	$435,077.31	0.20%	8.302%	517	$145,025.77	77.82%	100.00%	100.00%
526 - 550	9	790,418.67	0.36	8.000	543	87,824.30	72.70	100.00	93.67
551 - 575	227	31,805,397.91	14.65	7.657	565	140,111.89	78.31	86.09	97.99
576 - 600	202	30,218,376.56	13.92	7.452	587	149,595.92	79.66	86.83	97.34
601 - 625	242	33,230,493.37	15.31	7.288	614	137,316.09	79.62	80.38	95.54
626 - 650	378	49,565,175.65	22.83	7.132	637	131,124.80	79.27	72.98	92.85
651 - 675	235	32,643,033.43	15.04	6.932	662	138,906.53	79.10	69.35	90.91
676 - 700	140	18,544,038.82	8.54	6.858	687	132,457.42	79.38	57.18	94.85
701 - 725	66	8,518,263.74	3.92	6.718	712	129,064.60	74.71	46.39	90.74
726 - 750	35	5,047,775.93	2.33	6.711	739	144,222.17	77.59	58.53	84.88
751 - 775	31	4,702,648.50	2.17	6.598	762	151,698.34	73.02	66.65	72.69
776 - 800	15	1,592,522.26	0.73	6.711	786	106,168.15	75.08	71.20	68.54

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 1

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1st Lien	1,477	$212,434,494.69	97.85%	7.126%	632	$143,828.36	78.36%	75.42%	93.52%
2nd Lien	106	4,658,727.46	2.15	10.056	672	43,950.26	99.41	41.15	100.00

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Distribution by Original LTV

Range of LTV Ratios	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
10.01 - 20.00	3	$379,807.68	0.17%	6.402%	600	$126,602.56	17.90%	24.99%	100.00%
20.01 - 30.00	9	1,122,590.69	0.52	6.354	637	124,732.30	26.00	74.37	94.84
30.01 - 40.00	15	1,317,383.78	0.61	6.919	664	87,825.59	35.94	59.33	90.13
40.01 - 50.00	37	4,837,775.04	2.23	6.629	634	130,750.68	45.98	72.94	89.94
50.01 - 60.00	51	7,875,123.24	3.63	6.606	639	154,414.18	56.08	66.14	90.31
60.01 - 70.00	113	17,383,075.37	8.01	6.996	624	153,832.53	66.48	62.25	82.96
70.01 - 80.00	839	116,911,708.51	53.85	7.069	643	139,346.49	78.99	65.30	93.69
80.01 - 90.00	411	62,652,030.38	28.86	7.394	610	152,438.03	87.97	99.93	96.82
90.01 - 100.00	105	4,613,727.46	2.13	10.065	672	43,940.26	99.50	41.55	100.00

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Distribution by Documentation

Documentation Level	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	1,178	$158,608,248.39	73.06%	7.124%	625	$134,641.98	79.83%	100.00%	94.86%
Stated	384	54,951,976.68	25.31	7.370	652	143,104.11	75.74	0.00	90.51
Alternate	21	3,532,997.08	1.63	7.258	654	168,237.96	80.66	100.00	88.52

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 1

Distribution by Purpose

Loan Purpose	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cash Out Refinance	997	$153,947,546.99	70.91%	7.118%	626	$154,410.78	77.83%	76.94%	94.68%
Purchase	524	53,825,400.66	24.79	7.430	653	102,720.23	81.48	68.28	89.93
Rate/Term Refinance	61	9,058,003.18	4.17	6.959	626	148,491.86	79.68	76.58	98.24
Construction Permanent	1	262,271.32	0.12	6.690	635	262,271.32	78.36	0.00	100.00

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Distribution by Occupancy Status

Occupancy Status	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Primary Home	1,489	$203,319,468.79	93.66%	7.186%	630	$136,547.66	79.15%	75.54%	100.00%
Investment	84	11,798,744.55	5.43	7.301	665	140,461.24	74.61	68.58	0.00
Second Home	10	1,975,008.81	0.91	6.756	657	197,500.88	69.40	23.70	0.00

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Distribution by Property Type

Property Types	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family Residence	1,201	$161,608,190.95	74.44%	7.191%	631	$134,561.36	78.61%	74.36%	94.10%
Planned Unit Development	185	27,803,226.02	12.81	7.122	631	150,287.71	79.06	76.82	94.53
Condominium	140	18,125,265.47	8.35	7.208	652	129,466.18	78.56	74.45	84.97
2-4 Family	47	8,390,135.56	3.86	7.322	634	178,513.52	82.35	72.69	100.00
Townhouse	10	1,166,404.15	0.54	7.181	597	116,640.42	79.26	87.36	100.00

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 1

Distribution by State

State	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	170	$33,363,997.73	15.37%	6.779%	642	$196,258.81	72.45%	64.52%	87.15%
FL	189	25,295,075.61	11.65	7.164	638	133,836.38	78.16	70.38	91.69
TX	179	17,186,450.22	7.92	7.138	633	96,013.69	77.73	78.98	97.30
IL	105	16,398,074.98	7.55	7.263	636	156,172.14	81.51	73.99	95.29
MD	56	9,286,579.77	4.28	7.082	615	165,831.78	75.43	80.52	96.83
AZ	66	8,660,077.27	3.99	7.269	638	131,213.29	80.88	69.11	97.16
NJ	46	8,280,714.20	3.81	7.281	628	180,015.53	77.62	68.40	93.39
WA	56	8,119,144.76	3.74	7.106	626	144,984.73	81.30	80.90	94.16
NV	39	7,109,981.55	3.28	7.016	638	182,307.22	80.21	85.77	97.07
CT	47	6,975,789.38	3.21	7.262	634	148,421.05	81.24	84.26	94.77
Other	630	76,417,336.68	35.20	7.383	628	121,297.36	81.15	77.78	94.75

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Distribution by Zip Code

Property Zip Code	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
91331	4	$959,420.61	0.44%	6.297%	689	$239,855.15	64.79%	0.00%	100.00%
85249	4	929,521.56	0.43	6.729	639	232,380.39	74.60	63.05	80.04
8873	3	855,828.52	0.39	7.297	619	285,276.17	82.79	58.87	58.87
93722	4	707,202.49	0.33	6.667	645	176,800.62	81.45	67.26	68.94
20748	4	699,344.85	0.32	7.683	586	174,836.21	76.80	100.00	100.00
75002	3	650,185.70	0.30	6.134	645	216,728.57	84.77	100.00	100.00
60655	4	628,869.79	0.29	7.347	638	157,217.45	79.28	53.09	100.00
80205	3	616,000.00	0.28	7.054	647	205,333.33	80.00	37.01	100.00
87144	5	586,016.00	0.27	7.320	656	117,203.20	77.37	80.89	100.00
93306	3	568,126.93	0.26	6.132	695	189,375.64	72.34	77.82	77.82
Other	1,546	209,892,705.70	96.68	7.200	632	135,765.01	78.87	75.16	93.86

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 1

Distribution by Remaining Months to Maturity

Remaining Months to Maturity	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 170	5	$425,071.31	0.20%	7.162%	620	$85,014.26	60.04%	85.36%	100.00%
171 - 180	133	7,224,237.99	3.33	8.890	661	54,317.58	87.39	55.14	99.17
181 - 240	18	1,132,456.08	0.52	7.819	628	62,914.23	85.14	61.47	100.00
241 - 300	1	116,000.00	0.05	7.250	594	116,000.00	80.00	100.00	100.00
301 - 360	1,426	208,195,456.77	95.90	7.126	632	145,999.62	78.52	75.40	93.41

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
ARM - 2 Year/6 Month	929	$134,037,483.31	61.74%	7.272%	622	$144,281.47	79.53%	74.85%	92.55%
ARM 2 Year/6 Month - Interest Only	150	29,445,858.71	13.56	6.722	658	196,305.72	79.55	73.35	97.67
ARM - 3 Year/6 Month	73	7,337,590.38	3.38	7.596	623	100,514.94	79.37	77.78	92.65
ARM 3 Year/6 Month - Interest Only	10	1,906,912.00	0.88	6.566	662	190,691.20	79.33	67.74	100.00
ARM - 6 Month	4	959,420.61	0.44	6.297	689	239,855.15	64.79	0.00	100.00
Balloon - 15/30	98	4,364,209.82	2.01	10.018	673	44,532.75	99.47	43.43	100.00
Fixed - 10 Year	4	362,838.33	0.17	7.086	614	90,709.58	58.16	100.00	100.00
Fixed - 15 Year	35	2,860,028.17	1.32	7.169	642	81,715.09	68.95	73.02	97.91
Fixed - 20 Year	18	1,132,456.08	0.52	7.819	628	62,914.23	85.14	61.47	100.00
Fixed - 25 Year	1	116,000.00	0.05	7.250	594	116,000.00	80.00	100.00	100.00
Fixed - 30 Year	252	32,706,691.76	15.07	6.898	643	129,788.46	74.07	80.92	92.34
Fixed - 5 Year	1	62,232.98	0.03	7.599	659	62,232.98	70.95	0.00	100.00
Fixed - 30 Year - Interest Only	8	1,801,500.00	0.83	6.178	686	225,187.50	69.51	88.68	100.00

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Distribution by Initial Rate Adjustment Cap

Initial Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	417	$43,405,957.14	19.99%	7.227%	647	$104,091.02	76.27%	76.54%	94.09%
1.000	8	1,518,041.16	0.70	6.564	669	189,755.15	69.54	28.89	100.00
1.500	1,158	172,169,223.85	79.31	7.184	628	148,678.09	79.53	74.62	93.49

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 1

Distribution by Periodic Rate Adjustment Cap

Periodic Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	417	$43,405,957.14	19.99%	7.227%	647	$104,091.02	76.27%	76.54%	94.09%
1.000	8	1,518,041.16	0.70	6.564	669	189,755.15	69.54	28.89	100.00
1.500	1,158	172,169,223.85	79.31	7.184	628	148,678.09	79.53	74.62	93.49

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Distribution by Months to Rate Reset

Months to Rate Reset	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	417	$43,405,957.14	19.99%	7.227%	647	$104,091.02	76.27%	76.54%	94.09%
1 – 12	4	959,420.61	0.44	6.297	689	239,855.15	64.79	0.00	100.00
13 – 24	1,079	163,483,342.02	75.31	7.172	628	151,513.76	79.54	74.58	93.47
25 – 36	83	9,244,502.38	4.26	7.384	631	111,379.55	79.36	75.71	94.16

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Distribution by Maximum Mortgage Rate

Maximum Mortgage Rates	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed	417	$43,405,957.14	19.99%	7.227%	647	$104,091.02	76.27%	76.54%	94.09%
11.501 - 12.000	2	463,308.09	0.21	5.995	726	231,654.05	61.48	0.00	100.00
12.001 - 12.500	1	184,664.60	0.09	6.500	663	184,664.60	47.44	0.00	100.00
12.501 - 13.000	52	9,121,263.62	4.20	5.930	663	175,408.92	72.42	87.35	91.04
13.001 - 13.500	167	27,702,102.70	12.76	6.351	650	165,880.85	77.28	81.45	94.69
13.501 - 14.000	358	56,476,138.81	26.01	6.853	636	157,754.58	79.47	76.22	94.47
14.001 - 14.500	196	27,943,445.27	12.87	7.381	619	142,568.60	80.06	70.18	92.15
14.501 - 15.000	238	33,607,910.72	15.48	7.828	614	141,209.71	81.19	65.21	92.31
15.001 - 15.500	79	10,603,389.38	4.88	8.326	599	134,220.12	82.89	74.96	92.86
15.501 - 16.000	50	5,527,163.47	2.55	8.821	595	110,543.27	83.63	82.35	97.37
16.001 - 16.500	15	1,428,195.31	0.66	9.218	584	95,213.02	79.93	61.40	100.00
16.501 - 17.000	5	384,540.28	0.18	9.809	596	76,908.06	78.08	49.76	83.63
17.001 - 17.500	3	245,142.76	0.11	10.382	564	81,714.25	84.39	100.00	79.60

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 1

Distribution by Gross Margin

Range of Gross Margins	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed	417	$43,405,957.14	19.99%	7.227%	647	$104,091.02	76.27%	76.54%	94.09%
2.501 - 3.000	1	135,017.92	0.06	7.999	665	135,017.92	80.00	0.00	100.00
3.001 - 3.500	1	296,800.00	0.14	6.499	621	296,800.00	80.00	100.00	100.00
3.501 - 4.000	4	675,408.12	0.31	6.957	592	168,852.03	77.69	100.00	100.00
4.001 - 4.500	68	11,669,922.49	5.38	6.388	656	171,616.51	76.89	90.80	94.56
4.501 - 5.000	184	30,278,648.29	13.95	6.550	648	164,557.87	77.22	77.28	94.64
5.001 - 5.500	280	44,400,401.04	20.45	6.796	636	158,572.86	79.61	76.91	94.31
5.501 - 6.000	223	33,115,055.15	15.25	7.170	628	148,498.01	79.23	68.15	91.56
6.001 - 6.500	200	28,100,848.02	12.94	7.741	614	140,504.24	80.57	68.61	92.58
6.501 - 7.000	115	15,616,911.01	7.19	8.090	602	135,799.23	81.35	67.26	92.39
7.001 - 7.500	57	6,439,677.09	2.97	8.690	595	112,976.79	84.19	81.44	97.27
7.501 - 8.000	21	2,098,650.40	0.97	8.982	579	99,935.73	81.91	76.09	96.93
8.001 - 8.500	8	555,661.96	0.26	9.543	603	69,457.75	79.84	65.80	88.67
8.501 - 9.000	4	304,263.52	0.14	10.308	564	76,065.88	83.54	80.57	83.57

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Prepayment Penalty Term

Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
None	384	$45,104,510.74	20.78%	7.476%	633	$117,459.66	79.13%	74.37%	94.87%
0.5 Year	38	5,772,630.45	2.66	7.333	630	151,911.33	83.02	79.86	94.86
1 Year	110	19,509,030.66	8.99	7.043	636	177,354.82	77.34	70.27	90.67
1.5 Years	6	1,083,565.73	0.50	6.929	661	180,594.29	84.61	74.57	74.57
2 Years	692	98,497,546.00	45.37	7.184	629	142,337.49	79.77	73.18	93.46
2.5 Years	22	3,594,419.37	1.66	6.909	619	163,382.70	76.31	88.31	92.77
3 Years	331	43,531,519.20	20.05	6.977	638	131,515.16	76.47	78.61	94.56

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 1

Prepayment Penalty Type

Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
None	384	$45,104,510.74	20.78%	7.476%	633	$117,459.66	79.13%	74.37%	94.87%

1% of Amount Prepaid	33	3,855,932.59	1.78	7.583	616	116,846.44	82.07	72.70	95.62

1% of Original Balance	9	924,900.89	0.43	7.679	596	102,766.77	84.01	78.95	100.00
2 Month Int. on Amount Prepaid >20% Orig. Bal.	8	1,300,409.35	0.60	7.015	638	162,551.17	82.89	52.88	77.19
2 Month Int. on Amount Prepaid >33% Orig. Bal	48	7,934,561.03	3.65	6.901	621	165,303.35	74.13	77.68	96.29

2% of Amount Prepaid	119	15,106,182.99	6.96	7.270	624	126,942.71	81.48	80.42	96.82
5% 4% 3% 2% 1% of Orig. Bal. For Year 1, Year 2, Year 3, Year 4 And Year 5, Respectively	19	2,135,514.19	0.98	7.873	602	112,395.48	83.82	96.58	96.22

5% of Amount Prepaid	757	102,664,245.17	47.29	7.176	634	135,619.87	80.29	76.01	94.06
6 Month Int. on Amount Prepaid >20% Orig. Bal.	206	38,066,965.20	17.53	6.825	638	184,791.09	73.48	68.21	89.40

Total:	1,583	$217,093,222.15	100.00%	7.189%	632	$137,140.38	78.81%	74.69%	93.66%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 2 (1)

Scheduled Principal Balance:	$756,909,419.04
Number of Mortgage Loans:	4,214
Average Scheduled Principal Balance:	$179,617.80
Weighted Average Gross Coupon:	7.189%
Weighted Average Net Coupon: (2)	6.687%
Weighted Average FICO Score:	632
Weighted Average Original LTV Ratio: (3)	78.11%
Weighted Average Stated Remaining Term (months):	353
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll: (4)	24
Weighted Average Gross Margin: (4)	5.790%
Weighted Average Initial Rate Cap: (4)	1.496%
Weighted Average Periodic Rate Cap: (4)	1.496%
Weighted Average Gross Maximum Lifetime Rate: (4)	14.258%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.
(3)	LTV in this table and hereafter will be defined as LTV for first lien loans and CLTV for second lien loans.
(4)	Calculated based on the Group 2 scheduled principal balance of the adjustable rate Mortgage Loans, as of the Cut-off Date.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.01 - 50,000.00	128	$5,007,625.46	0.66%	8.844%	631	$39,122.07	80.04%	80.96%	95.01%
50,000.01 - 100,000.00	992	76,484,587.75	10.10	7.716	609	77,101.40	76.68	86.69	92.20
100,000.01 - 150,000.00	1,019	126,285,890.13	16.68	7.344	614	123,931.20	77.04	85.23	95.05
150,000.01 - 200,000.00	742	129,349,406.40	17.09	7.210	623	174,325.35	77.89	79.34	97.67
200,000.01 - 250,000.00	463	103,834,533.66	13.72	7.096	632	224,264.65	77.82	71.88	97.12
250,000.01 - 300,000.00	290	79,581,959.43	10.51	7.120	634	274,420.55	79.05	58.44	96.82
300,000.01 - 350,000.00	168	54,277,874.82	7.17	6.985	652	323,082.59	79.71	51.48	98.86
350,000.01 - 400,000.00	169	63,463,602.77	8.38	6.955	655	375,524.28	79.39	37.69	96.36
400,000.01 - 450,000.00	98	41,766,765.46	5.52	6.857	654	426,191.48	78.42	47.83	97.92
450,000.01 - 500,000.00	76	36,377,667.47	4.81	6.912	640	478,653.52	77.78	55.50	94.86
500,000.01 - 550,000.00	22	11,653,851.14	1.54	7.046	668	529,720.51	80.78	32.33	95.50
550,000.01 - 600,000.00	29	16,821,538.39	2.22	6.897	682	580,053.05	80.34	37.87	96.72
600,000.01 - 650,000.00	10	6,258,928.57	0.83	7.164	642	625,892.86	79.62	80.11	89.62
650,000.01 - 700,000.00	3	2,032,217.61	0.27	6.944	651	677,405.87	67.79	33.21	100.00
700,000.01 - 750,000.00	5	3,712,969.98	0.49	7.512	654	742,594.00	75.95	60.23	80.43

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 2

Distribution by Current Mortgage Rate

Current Mortgage Rate	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.501 - 5.000	4	$622,779.57	0.08%	4.884%	786	$155,694.89	56.55%	65.56%	100.00%
5.001 - 5.500	35	9,964,260.69	1.32	5.400	710	284,693.16	66.82	79.73	98.90
5.501 - 6.000	258	55,470,505.49	7.33	5.886	696	215,001.96	73.05	80.00	98.63
6.001 - 6.500	492	106,921,510.61	14.13	6.359	669	217,320.14	77.23	66.78	96.95
6.501 - 7.000	1,024	210,699,845.99	27.84	6.849	646	205,761.57	77.88	63.42	96.40
7.001 - 7.500	838	149,710,328.41	19.78	7.337	621	178,651.94	79.28	63.76	95.89
7.501 - 8.000	785	126,930,807.60	16.77	7.824	599	161,695.30	79.26	67.26	96.24
8.001 - 8.500	340	51,207,706.92	6.77	8.346	581	150,610.90	79.63	74.66	93.82
8.501 - 9.000	268	31,108,410.74	4.11	8.828	574	116,076.16	80.44	79.03	91.97
9.001 - 9.500	60	6,448,580.66	0.85	9.337	558	107,476.34	78.51	86.25	92.31
9.501 - 10.000	59	4,724,512.45	0.62	9.841	602	80,076.48	84.29	71.61	92.65
10.001 - 10.500	10	533,666.76	0.07	10.387	665	53,366.68	94.21	66.32	100.00
10.501 - 11.000	22	1,268,513.73	0.17	10.918	633	57,659.72	94.07	37.53	100.00
11.001 - 11.500	6	660,987.63	0.09	11.357	547	110,164.61	85.00	81.18	100.00
11.501 - 12.000	10	374,401.79	0.05	11.917	641	37,440.18	96.08	39.16	100.00
12.001 - 12.500	3	262,600.00	0.03	12.353	667	87,533.33	100.00	0.00	100.00

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Distribution by FICO Score

FICO Score	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
501 - 525	201	$29,582,645.29	3.91%	8.207%	517	$147,177.34	73.85%	100.00%	97.48%
526 - 550	379	56,361,240.03	7.45	7.765	539	148,710.40	73.81	98.89	97.80
551 - 575	517	80,793,964.12	10.67	7.701	562	156,274.59	79.73	86.40	99.04
576 - 600	446	72,994,843.99	9.64	7.485	588	163,665.57	78.55	81.55	95.48
601 - 625	520	84,207,054.49	11.13	7.354	614	161,936.64	79.29	77.67	95.72
626 - 650	731	131,950,309.72	17.43	7.123	637	180,506.58	79.02	67.70	96.13
651 - 675	583	116,458,565.45	15.39	6.964	662	199,757.40	79.07	49.86	95.97
676 - 700	386	83,802,143.05	11.07	6.765	687	217,104.00	77.85	47.46	94.08
701 - 725	203	45,376,957.91	6.00	6.673	711	223,531.81	78.26	36.14	95.06
726 - 750	113	26,723,760.48	3.53	6.452	737	236,493.46	78.03	50.20	96.88
751 - 775	76	16,213,073.76	2.14	6.276	763	213,329.92	74.00	54.21	92.22
776 - 800	44	9,558,703.10	1.26	6.313	787	217,243.25	74.14	37.04	96.10
801 >=	15	2,886,157.65	0.38	6.135	807	192,410.51	76.60	86.83	100.00

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 2

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1st Lien	4,086	$750,307,279.32	99.13%	7.166%	632	$183,628.80	77.92%	67.82%	96.12%
2nd Lien	128	6,602,139.72	0.87	9.790	674	51,579.22	99.38	46.03	100.00

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Distribution by Original LTV

Range of LTV Ratios	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.01 - 10.00	1	$50,000.00	0.01%	7.990%	594	$50,000.00	9.52%	100.00%	100.00%
10.01 - 20.00	5	372,101.92	0.05	6.887	588	74,420.38	14.91	58.36	100.00
20.01 - 30.00	23	2,110,977.38	0.28	7.196	613	91,781.63	25.69	81.54	94.80
30.01 - 40.00	48	6,395,987.55	0.85	6.698	649	133,249.74	35.31	74.19	92.60
40.01 - 50.00	113	15,709,300.51	2.08	6.804	619	139,020.36	45.92	74.93	96.78
50.01 - 60.00	166	25,289,614.56	3.34	6.895	623	152,347.08	56.05	71.00	89.67
60.01 - 70.00	374	65,550,403.47	8.66	7.073	613	175,268.46	66.31	68.36	91.56
70.01 - 80.00	2,305	454,150,773.10	60.00	7.124	645	197,028.53	79.06	54.37	96.74
80.01 - 90.00	1,052	180,786,870.83	23.88	7.393	608	171,850.64	87.39	99.90	97.18
90.01 - 100.00	127	6,493,389.72	0.86	9.778	673	51,129.05	99.54	46.81	100.00

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Distribution by Documentation

Documentation Level	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	3,139	$501,098,208.54	66.20%	7.191%	616	$159,636.26	78.67%	100.00%	96.65%
Stated	1,017	245,047,335.98	32.37	7.185	666	240,951.17	76.96	0.00	95.31
Alternate	58	10,763,874.52	1.42	7.174	649	185,584.04	78.41	100.00	92.05

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 2

Distribution by Purpose

Loan Purpose	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cash Out Refinance	2,606	$434,262,474.46	57.37%	7.218%	612	$166,639.48	76.52%	80.36%	95.76%
Purchase	1,493	305,264,864.26	40.33	7.162	661	204,464.08	80.51	48.87	96.91
Rate/Term Refinance	112	16,571,750.10	2.19	6.928	633	147,962.05	75.74	81.40	92.34
Construction Permanent	3	810,330.22	0.11	6.970	656	270,110.07	71.98	24.05	100.00

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Distribution by Occupancy Status

Occupancy Status	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Primary Home	4,020	$727,781,392.60	96.15%	7.178%	632	$181,040.15	78.29%	67.91%	100.00%
Investment	170	22,238,255.28	2.94	7.472	642	130,813.27	74.36	67.99	0.00
Second Home	24	6,889,771.16	0.91	7.398	665	287,073.80	70.91	36.53	0.00

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Distribution by Property Type

Property Types	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family Residence	3,249	$557,264,434.75	73.62%	7.193%	629	$171,518.75	77.98%	69.61%	96.72%
Planned Unit Development	463	100,198,734.37	13.24	7.160	639	216,411.95	79.22	64.31	97.21
Condominium	271	50,714,459.70	6.70	7.177	649	187,138.23	77.30	55.82	86.58
2-4 Family	182	41,620,956.65	5.50	7.169	651	228,686.58	77.90	61.07	99.33
Townhouse	46	6,772,269.00	0.89	7.499	617	147,223.24	80.35	80.82	85.78
Modular Homes	3	338,564.57	0.04	7.327	584	112,854.86	65.64	100.00	100.00

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 2

Distribution by State

State	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	745	$196,496,391.56	25.96%	6.826%	652	$263,753.55	75.78%	52.85%	96.58%
FL	616	100,376,866.73	13.26	7.275	627	162,949.46	77.21	62.88	93.57
IL	208	41,601,354.56	5.50	7.276	620	200,006.51	80.70	73.15	97.17
TX	332	37,514,078.97	4.96	7.351	615	112,994.21	78.51	78.91	96.44
NJ	106	27,786,679.36	3.67	7.182	626	262,138.48	78.07	68.10	97.03
NV	142	27,755,499.87	3.67	7.107	623	195,461.27	77.10	84.43	95.77
MD	134	27,295,642.58	3.61	7.470	612	203,698.83	79.73	75.81	97.91
VA	130	26,581,103.25	3.51	7.385	619	204,470.03	77.61	58.07	94.53
CT	120	24,653,579.50	3.26	6.876	661	205,446.50	77.83	71.97	98.77
WA	127	21,279,094.82	2.81	6.945	632	167,551.93	79.44	86.37	97.05
Other	1,554	225,569,127.84	29.80	7.434	626	145,153.88	79.90	75.48	96.24

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Distribution by Zip Code

Property Zip Code	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
91331	12	$2,724,287.12	0.36%	6.114%	703	$227,023.93	61.74%	0.00%	100.00%
92069	6	2,233,500.00	0.30	6.680	667	372,250.00	73.09	6.98	100.00
92231	10	2,216,335.66	0.29	7.374	615	221,633.57	78.05	65.84	100.00
92057	8	2,141,700.00	0.28	6.751	679	267,712.50	78.76	0.00	100.00
6902	5	2,137,099.42	0.28	6.700	716	427,419.88	73.67	7.25	100.00
33411	6	2,089,889.43	0.28	7.648	609	348,314.91	73.73	46.90	100.00
92115	7	2,012,588.65	0.27	7.042	650	287,512.66	77.15	26.58	100.00
95377	5	1,930,726.26	0.26	6.992	639	386,145.25	81.17	70.74	100.00
92054	6	1,859,647.79	0.25	6.983	681	309,941.30	76.69	5.81	100.00
89031	10	1,749,070.68	0.23	6.996	630	174,907.07	76.43	88.34	100.00
Other	4,139	735,814,574.03	97.21	7.197	632	177,775.93	78.21	68.71	96.04

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 2

Distribution by Remaining Months to Maturity

Remaining Months to Maturity	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 170	9	$654,794.84	0.09%	6.769%	654	$72,754.98	54.64%	91.95%	100.00%
171 - 180	237	17,547,075.20	2.32	8.034	646	74,038.29	80.63	66.19	97.33
181 - 240	83	9,993,082.32	1.32	6.839	660	120,398.58	70.49	85.05	97.60
241 - 300	11	1,355,554.65	0.18	7.105	614	123,232.24	72.34	100.00	100.00
301 - 360	3,874	727,358,912.03	96.10	7.174	632	187,753.98	78.19	67.34	96.09

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
ARM - 2 Year/6 Month	1,979	$374,391,044.92	49.46%	7.417%	611	$189,181.93	78.94%	68.09%	95.03%
ARM 2 Year/6 Month - Interest Only	425	129,749,810.00	17.14	6.790	678	305,293.67	79.33	38.52	99.48
ARM - 3 Year/6 Month	115	17,900,609.20	2.36	7.748	605	155,657.47	79.90	69.06	95.61
ARM 3 Year/6 Month - Interest Only	18	4,956,045.60	0.65	6.818	671	275,335.87	79.29	52.17	91.42
ARM 5 Year/6 Month	31	4,474,452.10	0.59	7.202	635	144,337.16	78.60	63.37	94.61
ARM - 6 Month	9	2,119,761.03	0.28	5.860	686	235,529.00	64.55	11.12	100.00
Balloon - 15/30	125	6,527,743.56	0.86	9.788	674	52,221.95	99.37	45.72	100.00
Fixed - 10 Year	9	654,794.84	0.09	6.769	654	72,754.98	54.64	91.95	100.00
Fixed - 15 Year	112	11,019,331.64	1.46	6.995	629	98,386.89	69.53	78.32	95.75
Fixed - 20 Year	83	9,993,082.32	1.32	6.839	660	120,398.58	70.49	85.05	97.60
Fixed - 25 Year	11	1,355,554.65	0.18	7.105	614	123,232.24	72.34	100.00	100.00
Fixed - 30 Year	1,259	183,142,550.18	24.20	6.961	639	145,466.68	75.96	86.42	96.13
Fixed - 30 Year - Interest Only	38	10,624,639.00	1.40	6.407	684	279,595.76	75.10	80.78	94.43

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Distribution by Initial Rate Adjustment Cap

Initial Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	1,637	$223,317,696.19	29.50%	7.014%	642	$136,418.87	75.96%	84.60%	96.25%
1.000	21	4,320,033.36	0.57	6.775	648	205,715.87	72.83	49.68	100.00
1.500	2,556	529,271,689.49	69.93	7.266	628	207,070.30	79.06	60.61	96.08

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 2

Distribution by Periodic Rate Adjustment Cap

Periodic Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	1,637	$223,317,696.19	29.50%	7.014%	642	$136,418.87	75.96%	84.60%	96.25%
1.000	21	4,320,033.36	0.57	6.775	648	205,715.87	72.83	49.68	100.00
1.500	2,556	529,271,689.49	69.93	7.266	628	207,070.30	79.06	60.61	96.08

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Distribution by Months to Rate Reset

Months to Rate Reset	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	1,637	$223,317,696.19	29.50%	7.014%	642	$136,418.87	75.96%	84.60%	96.25%
1 – 12	9	2,119,761.03	0.28	5.860	686	235,529.00	64.55	11.12	100.00
13 – 24	2,404	504,140,854.92	66.61	7.255	628	209,709.17	79.04	60.48	96.17
25 – 36	133	22,856,654.80	3.02	7.546	620	171,854.55	79.77	65.40	94.70
49 – 60	31	4,474,452.10	0.59	7.202	635	144,337.16	78.60	63.37	94.61

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Distribution by Maximum Mortgage Rate

Maximum Mortgage Rates	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed	1,637	$223,317,696.19	29.50%	7.014%	642	$136,418.87	75.96%	84.60%	96.25%
11.001 - 11.500	3	661,982.18	0.09	5.357	654	220,660.73	64.08	35.61	100.00
11.501 - 12.000	5	1,133,368.06	0.15	5.971	709	226,673.61	61.91	0.00	100.00
12.001 - 12.500	8	2,990,763.13	0.40	5.554	689	373,845.39	76.77	64.60	100.00
12.501 - 13.000	94	24,859,041.36	3.28	5.905	696	264,457.89	77.01	71.73	98.58
13.001 - 13.500	246	65,911,199.61	8.71	6.369	668	267,931.71	78.37	55.13	98.16
13.501 - 14.000	641	150,562,831.75	19.89	6.855	648	234,887.41	78.90	55.87	96.64
14.001 - 14.500	591	118,867,686.04	15.70	7.332	622	201,129.76	79.69	57.48	95.78
14.501 - 15.000	527	97,826,736.83	12.92	7.826	599	185,629.48	79.32	61.84	96.41
15.001 - 15.500	237	40,528,517.96	5.35	8.350	581	171,006.40	79.74	73.37	93.86
15.501 - 16.000	167	22,093,921.15	2.92	8.814	569	132,298.93	79.97	76.42	89.22
16.001 - 16.500	35	4,689,723.52	0.62	9.344	546	133,992.10	76.28	89.46	91.98
16.501 - 17.000	18	2,610,672.97	0.34	9.806	572	145,037.39	76.93	78.67	86.71
17.501 - 18.000	3	295,712.28	0.04	10.795	560	98,570.76	77.95	79.71	100.00
18.001 - 18.500	1	495,836.17	0.07	11.350	513	495,836.17	80.00	100.00	100.00
18.501 - 19.000	1	63,729.84	0.01	11.550	560	63,729.84	85.00	100.00	100.00

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 2

Distribution by Gross Margin

Range of Gross Margins	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed	1,637	$223,317,696.19	29.50%	7.014%	642	$136,418.87	75.96%	84.60%	96.25%
3.001 - 3.500	1	235,000.00	0.03	5.999	649	235,000.00	46.53	100.00	100.00
3.501 - 4.000	14	4,009,903.65	0.53	5.806	666	286,421.69	75.38	71.22	97.53
4.001 - 4.500	125	29,573,705.25	3.91	6.314	673	236,589.64	78.34	70.88	98.98
4.501 - 5.000	307	78,587,539.79	10.38	6.590	656	255,985.47	78.76	60.33	97.45
5.001 - 5.500	531	124,750,332.98	16.48	6.812	652	234,934.71	78.80	55.08	96.55
5.501 - 6.000	553	116,888,489.26	15.44	7.225	626	211,371.59	79.37	56.61	97.75
6.001 - 6.500	469	90,079,644.87	11.90	7.714	607	192,067.47	79.43	58.06	95.00
6.501 - 7.000	306	51,957,541.91	6.86	8.153	587	169,795.89	78.78	68.20	94.61
7.001 - 7.500	172	24,419,560.41	3.23	8.647	573	141,974.19	80.65	76.01	90.38
7.501 - 8.000	66	8,306,002.21	1.10	9.010	567	125,848.52	78.71	80.50	86.01
8.001 - 8.500	24	2,992,086.23	0.40	9.650	564	124,670.26	72.39	80.56	80.56
8.501 - 9.000	4	936,638.00	0.12	8.888	641	234,159.50	80.62	44.64	100.00
9.001 - 9.500	3	295,712.28	0.04	10.795	560	98,570.76	77.95	79.71	100.00
9.501 - 10.000	1	495,836.17	0.07	11.350	513	495,836.17	80.00	100.00	100.00
10.001 >=	1	63,729.84	0.01	11.550	560	63,729.84	85.00	100.00	100.00

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Prepayment Penalty Term

Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
None	734	$121,567,819.87	16.06%	7.545%	619	$165,623.73	78.16%	67.47%	97.12%
0.5 Year	75	14,372,999.23	1.90	7.272	635	191,639.99	77.54	54.85	96.22
1 Year	229	53,398,580.25	7.05	7.272	639	233,181.57	78.74	58.66	94.93
1.5 Years	13	2,826,313.02	0.37	6.754	640	217,408.69	83.24	77.84	100.00
2 Years	1,359	282,709,694.91	37.35	7.215	636	208,027.74	79.21	59.24	96.00
2.5 Years	50	10,890,361.70	1.44	7.090	607	217,807.23	77.81	73.35	98.25
3 Years	581	99,339,126.43	13.12	7.151	627	170,979.56	78.30	73.17	95.65
3.5 Years	7	878,941.74	0.12	6.649	583	125,563.11	75.53	100.00	100.00
4 Years	12	1,854,439.50	0.25	6.833	638	154,536.63	76.40	72.47	96.76
4.5 Years	1	78,141.94	0.01	7.499	559	78,141.94	79.80	100.00	100.00
5 Years	1,153	168,993,000.45	22.33	6.898	639	146,568.08	75.94	81.65	96.16

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

The Mortgage Loans – Group 2

Prepayment Penalty Type

Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
None	734	$121,567,819.87	16.06%	7.545%	619	$165,623.73	78.16%	67.47%	97.12%
1% of Amount Prepaid	77	9,762,653.26	1.29	7.813	607	126,787.70	81.35	71.98	94.45
1% of Original Balance	177	22,350,455.07	2.95	7.521	613	126,273.76	81.74	85.12	96.91
2 Month Int. on Amount Prepaid >20% Orig. Bal.	309	62,072,742.25	8.20	6.597	657	200,882.66	71.84	69.53	95.49
2 Month Int. on Amount Prepaid >33% Orig. Bal	86	18,711,967.64	2.47	7.046	632	217,581.02	79.80	74.62	97.75
2% of Amount Prepaid	295	49,490,277.31	6.54	7.483	617	167,763.65	79.36	70.45	98.41
5% 4% 3% 2% 1% of Orig. Bal. For Year 1, Year 2, Year 3, Year 4 And Year 5, Respectively	35	3,367,591.10	0.44	7.806	609	96,216.89	80.09	91.74	97.55
5% of Amount Prepaid	1,914	313,558,681.36	41.43	7.194	631	163,823.76	78.88	72.99	95.24
6 Month Int. on Amount Prepaid >20% Orig. Bal.	587	156,027,231.18	20.61	6.959	646	265,804.48	77.65	51.18	96.54

Total:	4,214	$756,909,419.04	100.00%	7.189%	632	$179,617.80	78.11%	67.63%	96.15%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315

MBS Banking	Matt Lewis	(212) 526-7447
	Andor Meszaros	(212) 526-5150
	Caroline Yao	(212) 526-6527

MBS Structuring	Sei-Hyong Park	(212) 526-0203

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the “Offering Document”). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.